Exhibit 1.1
Banco Macro Bansud S.A.
________ Class B Shares
in the form of Class B Shares or American Depositary Shares
Underwriting Agreement
_____ __, 2006

Underwriting Agreement
_____ __, 2006
UBS Securities LLC
Raymond James & Associates, Inc.
      as Managing Underwriters
c/o UBS Securities LLC
299 Park Avenue
New York, New York 10171-0026
Ladies and Gentlemen:
          Banco Macro Bansud S.A., a corporation organized under the laws of Argentina (the “Bank”), proposes to issue and sell, and certain shareholders of the Bank named in Schedule B annexed hereto (the “Selling Shareholders”), propose to sell, to the international underwriters named in Schedule A annexed hereto (the “Underwriters”), for whom you are acting as representatives, an aggregate of ___(the “Firm Shares”) Class B shares, Ps.1 par value per share (the “Class B Shares”), of the Bank, directly or in the form of American Depositary Shares (“ADSs”), each representing the right to receive ten Class B Shares, of which ___of the Firm Shares are to be issued and sold by the Bank and ___of the Firm Shares are to be sold by the Selling Shareholders. In addition, solely for the purpose of covering over-allotments, the Selling Shareholders propose to grant to the Underwriters the option to purchase from the Selling Shareholders up to an additional ___Class B Shares (the “Additional Shares”), directly or in the form of ADSs. The Firm Shares and the Additional Shares are hereinafter collectively sometimes referred to as the “Shares”. The Shares and the ADSs are described in the Prospectus which is referred to below.
          The ADSs will be issued in accordance with a deposit agreement (the “Deposit Agreement”), to be dated no later than closing, among the Bank, The Bank of New York, as depositary (in such capacity, the “Depositary”), and all owners and holders from time to time of American Depositary Receipts (“ADRs”) issued thereunder and evidencing ADSs.
          The Bank has prepared and filed, in accordance with the provisions of the U.S. Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Act”), with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form F-1 (File No. 333-___) under the Act, including a prospectus, relating to the Shares and the ADSs. Except where the context otherwise requires, “Registration Statement,” as used herein, means the registration statement, as amended at the time of such registration statement’s effectiveness for purposes of Section 11 of the Act, as such section applies to the respective Underwriters (the “Effective Time”), including (i) all documents filed as a part thereof, (ii) any information contained in a prospectus filed with the SEC pursuant to Rule 424(b) under the Act and deemed, pursuant to Rule 430A or Rule 430C under the Act, to be part of the registration statement at the Effective Time, and (iii) any registration statement filed to register the offer and sale of Shares pursuant to Rule 462(b) under the Act. The Bank has furnished to you, for use by the Underwriters and by dealers in connection with the offering of the Shares and ADSs, copies of one or more preliminary prospectuses relating to the Shares and ADSs. Except where the context otherwise requires, “Preliminary Prospectus,” as used herein, means each such preliminary prospectus, in the form so furnished.

Except where the context otherwise requires, “Prospectus,” as used herein, means the prospectus filed by the Bank with the SEC pursuant to Rule 424(b) under the Act on or before the second business day after the date hereof (or such earlier time as may be required under the Act), or, if no such filing is required, the final prospectus included in the Registration Statement at the time it became effective under the Act, in each case in the form furnished by the Bank to you for use by the Underwriters and by dealers in connection with the offering of the Shares and ADSs. “Permitted Free Writing Prospectuses”, as used herein, means the documents listed on Schedule C annexed hereto and each “road show” (as defined in Rule 433 under the Act), if any, related to the offering of the Shares and the ADSs contemplated hereby that is a “written communication” (as defined in Rule 405 under the Act) (each such road show, a “Road Show”). “Disclosure Package”, as used herein, means any Preliminary Prospectus together with any combination of one or more of the Permitted Free Writing Prospectuses, if any.
          As used in this Agreement, “business day” shall mean a day on which both the New York Stock Exchange (the “NYSE”) and the Bolsa de Comercio de Buenos Aires (the “BASE”) are open for trading. The terms “herein”, “hereof”, “hereto”, “hereunder”, “hereby”, “hereinafter” and similar terms, as used in this Agreement, shall in each case refer to this Agreement as a whole and not to any particular section, paragraph, sentence or other subdivision of this Agreement.
          A registration statement on Form F-6 (File No. 333-___), for the registration of the ADSs under the Act, has also been filed with the SEC. The registration statement on Form F-6, as amended at the time it becomes effective (including by the filing of any post-effective amendments thereto, if applicable) is herein called the “ADS Registration Statement”.
          The Bank has prepared and filed, in accordance with Section 12 of the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”), a registration statement (as may be amended prior to the time of execution of this Agreement, the “Exchange Act Registration Statement”) on Form 8-A (File No. ___) under the Exchange Act to register, under Section 12(b) of the Exchange Act, the class of securities consisting of the ADSs.
          It is understood that, in order to complete the proposed capital increase in accordance with Argentine law, the Bank has launched and will consummate a preemptive rights and accretion rights offer to its existing shareholders as described in the Registration Statement, each Preliminary Prospectus and the Prospectus (the “Preferential Subscription”). In order for the Underwriters to acquire the Firm Shares being issued and sold by the Bank hereunder, (i) the Selling Shareholders have, pursuant to the Acuerdo de Cesión de Derechos de Preferencia, attached hereto as Annex A (the “Preemptive Rights Assignment Agreement”), assigned to the Underwriters (the “Preemptive Rights Assignment”) all their preemptive rights to acquire Class B Shares pursuant to the Preferential Subscription, representing [63]% of the Bank’s proposed capital increase (the “Selling Shareholders’ Preemptive Rights”), and (ii) the Underwriters shall, subject to the terms and conditions set forth herein, exercise such preemptive rights (the “Preemptive Rights Exercise”) pursuant to the Contrato de Subscripción in the form attached hereto as Annex B (the “Preemptive Rights Exercise Agreement”). In no case, however, shall the Underwriters exercise any related accretion rights. Additionally, in order to ensure that the Bank sells all Class B Shares offered to the minority shareholders in the Preferential Subscription, the Selling Shareholders have, subject to the terms and conditions set forth in the Acuerdo de Compra Condicional, attached hereto as Annex C (the “Standby Subscription Agreement”), agreed to purchase from the Bank any such shares offered but not otherwise sold to the minority shareholders pursuant to the Preferential Subscription (the

“Standby Subscription Obligation”). The Preferential Subscription, the Preemptive Rights Assignment, the Preemptive Rights Exercise and the Standby Subscription Obligation are collectively referred to herein as the “Preferential Subscription Transactions”, and the Preemptive Rights Assignment Agreement, the Preemptive Rights Exercise Agreement and the Standby Subscription Agreement are collectively referred to herein as the “Preferential Subscription Documents”.
          In order to ensure satisfaction of the Standby Subscription Obligation, the Selling Shareholders will enter into an escrow agreement in form and substance reasonably satisfactory to you (the “Escrow Agreement”), and the Selling Shareholders will direct the deposit in an escrow account (the “Escrow Account”) with The Bank of New York, as escrow agent (in such capacity, the “Escrow Agent”), by the Underwriters of the purchase price (net of underwriters’ commissions) for the Firm Shares sold by the Selling Shareholders hereunder (the “Escrowed Funds”). The Escrow Agreement shall provide that the Escrowed Funds shall only be released and paid out pursuant to the terms of the Escrow Agreement.
          It is further understood that the Bank and the Selling Shareholders are concurrently entering into an Argentine underwriting agreement, dated the date hereof (the “Argentine Underwriting Agreement”), with Raymond James Argentina Sociedad de Bolsa S.A. and any other Argentine underwriters that may accede to the Argentine Underwriting Agreement (the “Argentine Underwriters”), providing for the sale by the Bank and the Selling Shareholders through arrangements with the Argentine Underwriters of ___Class B Shares (the “Argentine Shares”).
          To provide for the coordination of their activities, the Underwriters and the Argentine Underwriters have entered into an agreement among themselves (the “Intersyndicate Agreement”). Pursuant to the Intersyndicate Agreement, UBS Securities LLC (“UBS”) and Raymond James & Associates, Inc. (“RJ”) are the managing underwriters (the “Managing Underwriters”) and representatives of the Underwriters. The Bank and the Selling Shareholders hereby acknowledge the position of the Managing Underwriters.
          The closing under this Agreement is hereby expressly made conditional upon the closing under the Argentine Underwriting Agreement and each such closing shall be deemed to occur simultaneously.
          The Bank and the Selling Shareholders hereby acknowledge that the Underwriters are acting solely as underwriters in connection with the purchase and sale of the Shares and ADSs. The Bank further acknowledges that the Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis and in no event do the parties intend that the Underwriters act or be responsible as a fiduciary to the Bank, its management, shareholders, creditors, the Selling Shareholders or any other person in connection with any activity that the Underwriters may undertake or has undertaken in furtherance of the purchase and sale of the Shares and ADSs, either before or after the date hereof. The Underwriters hereby expressly disclaim any fiduciary or similar obligations to the Bank and the Selling Shareholders, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Bank and the Selling Shareholders hereby confirm their understanding and agreement to that effect. The Bank, the Selling Shareholders and the Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions, and that any opinions or views expressed by the Underwriters to the Bank or the Selling Shareholders regarding such transactions, including but not limited to any opinions or views with respect to the price or market for the Shares or ADSs, do not constitute advice or recommendations to the Bank or the Selling Shareholders. The Bank and the Selling Shareholders hereby waive and release, to the fullest extent permitted by law, any claims that the Bank and the Selling Shareholders may have against the Underwriters with respect to any breach or alleged breach of any fiduciary or similar duty to the Bank or the Selling Shareholders in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.
          The Bank, the Selling Shareholders and the Underwriters further agree as follows:
1. Sale and Purchase. Subject to the terms and conditions and in reliance upon the representations and warranties set forth herein, the Bank agrees to issue and sell, and each Selling Shareholder agrees to sell, in each case severally and not jointly, to the Underwriters the respective number of Firm Shares set forth in Schedule B hereto opposite its name, and each of the Underwriters, severally and not jointly, agrees to purchase from the Bank and the Selling Shareholders the respective number of such Firm Shares (subject to such adjustment as UBS and RJ may determine to avoid fractional shares) which bears the same proportion to the number of Firm Shares set forth opposite the name of such Underwriter in Schedule A hereto, subject to adjustment in accordance with Section 11 hereof, in each case at a purchase price of US$  per Share. A commission of US$  per Share (the “Commission”) shall be deducted from such purchase price as set forth herein.
          The Bank, the Selling Shareholders and the Underwriters agree that, to the extent that the Selling Shareholders are required to purchase Class B Shares pursuant to the Standby Subscription Agreement, any Commission paid by the Selling Shareholders in respect of Shares sold hereunder, the proceeds of which are used to purchase such Class B Shares in accordance with the Escrow Agreement, shall be deemed to have been paid by the Bank.
          The Bank is advised by you that the Underwriters intend (i) to make a public offering of their respective portions of the Firm Shares as soon after the effective date of the Registration Statement as in your judgment is advisable and (ii) initially to offer the Firm Shares upon the terms set forth in the Prospectus. You may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine.
          To effectuate the sale and purchase of the Firm Shares to be issued and sold by the Bank hereunder to the Underwriters, the Underwriters shall, upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, exercise, at the time of purchase, the Assigned Preemptive Rights by executing with the Bank the Preemptive Rights Exercise Agreement.
          In addition, each Selling Shareholder, severally and not jointly, hereby grant to the several Underwriters the option (the “Over-Allotment Option”) to purchase, and, upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Underwriters shall have the right to purchase, severally and not jointly, from the Selling Shareholders, all or a portion of the Additional Shares as may be necessary to cover over-allotments made in connection with the offering of the Firm Shares, at the same purchase price per share (less the same Commission) to be paid by the Underwriters to the Bank and the Selling Shareholders for the Firm Shares. This option may be exercised by UBS and RJ on behalf of the several Underwriters at any time and from time to time on or before the 30th day following the date hereof by written notice to the Selling Shareholders. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised and the date and time when such Additional Shares are to be delivered (any such date and time being herein referred to as an “additional time of purchase”); provided, however, that the additional time of purchase shall not be earlier than the time of purchase (as defined below) nor earlier than the second business day after the date on which the option shall have been exercised nor later than the tenth business day after the date on which the option shall have been exercised. The number of Additional Shares to be sold to each Underwriter shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A hereto (subject to adjustment in accordance with Section 11 hereof) bears to the total number of Firm Shares (subject to such adjustment as UBS and RJ may determine solely to eliminate fractional shares). Upon any exercise of the Over-Allotment Option, the number of Additional Shares to be purchased from each Selling Shareholder shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased pursuant to such exercise as the number of Additional Shares set forth in Schedule B hereto opposite its name bears to ___, subject, in each case, to such adjustment as UBS and RJ may determine solely to eliminate fractional shares.
          Pursuant to a power of attorney attached hereto as Annex D (the “Power of Attorney”) granted by the Selling Shareholders and their spouses, ___and ___ shall act as representatives of the Selling Shareholders. The foregoing representatives (the “Representatives of the Selling Shareholders”) are authorized, on behalf of the Selling Shareholders, to execute any documents necessary or desirable in connection with the sale of the Shares to be sold hereunder by the Selling Shareholders, the Preemptive Rights Assignment by the Selling Shareholders with respect to the Firm Shares to be sold hereunder by the Bank and any purchase Class B Shares under the Standby Subscription Obligation by the Selling Shareholders, to receive and provide notices on behalf of the Selling Shareholders and to take such other action as may be necessary or desirable in connection with the transactions contemplated by this Agreement.
2. Payment and Delivery. Payment of the purchase price less the Commission for (i) the Firm Shares sold by the Bank hereunder shall be made by Federal Funds wire transfer to an account specified by the Bank to UBS and RJ and (ii) the Firm Shares sold by the Selling Shareholders hereunder shall be made by Federal Funds wire transfer to (a) the Escrow Account, in the case of amounts that may be necessary for the purchase of Class B Shares pursuant to the Standby Subscription Agreement and (b) with respect to any remaining amounts, to accounts designated by the Selling Shareholders; in each case against delivery of the Firm Shares, or the ADRs evidencing the ADSs representing such Shares, to you through the facilities of The Depository Trust Bank (“DTC”) (or the Caja de Valores S.A. (the “Caja de Valores”) in the case of Firm Shares) for the respective accounts of the Underwriters. Such payment shall be made at 10:00 A.M., New York City time, on ___, 2006 (unless another time shall be agreed to by you and the Bank and the Representatives of the Selling Shareholders or unless postponed in accordance with the provisions of Section 11 hereof). The time at which such payment and delivery are to be made is hereinafter sometimes called “the time of purchase”. Electronic transfer of the Firm Shares, or ADRs evidencing the ADSs representing such Shares, shall be made to you at the time of purchase in such names and in such denominations as you shall specify.
          Payment of the purchase price for the Additional Shares (after deducting the Commission) shall be made at the additional time of purchase by Federal Funds wire transfer to accounts specified by the Selling Shareholders to UBS and RJ in the same manner and at the same office as the payment for the Firm Shares. Electronic transfer of Additional Shares, or the ADRs evidencing the ADSs representing such Shares, shall be made to you at the time of purchase of such Additional Shares in such names and in such denominations as you shall specify.
          Deliveries of the documents described in Section 9 hereof with respect to the purchase of the Shares shall be made at the offices of Simpson Thacher & Bartlett LLP at 425 Lexington Avenue, New York, New York 10017, at 9:00 A.M., New York City time, on the date of the closing of the purchase of the Firm Shares or the Additional Shares, as the case may be.
          With respect to all or any portion of the Shares to be sold hereunder, UBS and RJ on behalf of the several Underwriters may elect to have ADSs delivered and paid for hereunder in lieu of, and in satisfaction of, the Bank’s and the Selling Shareholders’ obligation to sell to the several Underwriters and the several Underwriters’ obligations to purchase, such Shares. Not later than 4:00 P.M., New York City time, on the second business day prior to the time of purchase or additional time of purchase, as applicable, UBS and RJ on behalf of the several Underwriters will notify the Bank and the Selling Shareholders of the portion of Shares to be delivered in the form of ADSs. If an election has been made to acquire ADSs, electronic transfer of the ADRs evidencing the ADSs to be acquired shall be made to you at the time of purchase or the additional time of purchase, as the case may be, in such names and in such denominations as you shall specify.
3. Representations and Warranties of the Bank. The Bank represents and warrants to and agrees with each of the Underwriters that:
(a) the Registration Statement has heretofore become effective under the Act or, with respect to any registration statement to be filed to register the offer and sale of Shares and ADSs pursuant to Rule 462(b) under the Act, will be filed with the SEC and become effective under the Act no later than 10:00 P.M., New York City time, on the date of determination of the public offering price for the Shares and the ADSs; no stop order of the SEC preventing or suspending the use of any Preliminary Prospectus or Permitted Free Writing Prospectus or the effectiveness of the Registration Statement or the ADS Registration Statement has been issued, and no proceedings for such purpose have been instituted or, to the knowledge of the Bank, are contemplated by the SEC; the Registration Statement complied when it became effective, complies as of the date hereof and, as amended or supplemented, at the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares or ADSs, will comply, in all material respects, with the requirements of the Act; the ADS Registration Statement complied when it became effective, complies as of the date hereof and, as amended or supplemented, at the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares or ADSs, will comply, in all material respects, with the requirements of the Act; the Registration Statement did not, as of the Effective Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the ADS Registration Statement did not, as of the Effective Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; each Preliminary Prospectus complied, at the time it was filed with the SEC, and complies as of the date hereof, in all material respects with the requirements of the Act; at no time during the period that begins on the earlier of the date of such Preliminary Prospectus and the date such Preliminary Prospectus was filed with the SEC and ends at the time of purchase did or will any Preliminary Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at no time during such period did or will any Preliminary Prospectus, as then amended or supplemented, together with any combination of one or more of the then issued Permitted Free Writing Prospectuses, if any, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the Prospectus will comply, as of its date, the date that it is filed with the SEC, the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares or ADSs, in all material respects, with the requirements of the Act (including, without limitation, Section 10(a) of the Act); at no time during the period that begins on the earlier of the date of the Prospectus and the date the Prospectus is filed with the SEC and ends at the later of the time of purchase, the latest additional time of purchase, if any, and the end of the period during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares or ADSs did or will the Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; at no time during the period that begins on the date of such Permitted Free Writing Prospectus and ends at the time of purchase did or will any Permitted Free Writing Prospectus, as then amended or supplemented, together with any Preliminary Prospectus or other Permitted Free Writing Prospectus then issued, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Bank makes no representation or warranty with respect to any statement contained in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus in reliance upon and in conformity with information concerning an Underwriter and furnished in writing by or on behalf of such Underwriter through you to the Bank expressly for use in the Registration Statement, the ADS Registration Statement, such Preliminary Prospectus, the Prospectus or such Permitted Free Writing Prospectus; the Exchange Act Registration Statement has become effective as provided in Section 12 of the Exchange Act; any statutes, regulations, contracts, related party transactions or other documents that are required to be described in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement have been and will be so described or filed as required;
(b) prior to the execution of this Agreement, the Bank has not, directly or indirectly, offered or sold any Shares or any ADSs by means of any “prospectus” (within the meaning of the Act) or used any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Shares, in each case other than the Preliminary Prospectuses and the Permitted Free Writing Prospectuses, if any; the Bank has not, directly or indirectly, prepared, used or referred to any Permitted Free Writing Prospectus except in compliance with Rules 164 and 433 under the Act; assuming that such Permitted Free Writing Prospectus is accompanied or preceded by the most recent Preliminary Prospectus that contains a price range or the Prospectus, as the case may be, and that such Permitted Free Writing Prospectus is so sent or given after the Registration Statement was filed with the SEC (and after such Permitted Free Writing Prospectus was, if required pursuant to Rule 433(d) under the Act, filed with the SEC), the sending or giving, by any Underwriter, of any Permitted Free Writing Prospectus will satisfy the provisions of Rule 164 or Rule 433 (without reliance on subsections (b),

(c) and (d) of Rule 164); the Preliminary Prospectus dated ___, 2006 is a prospectus that, other than by reason of Rule 433 or Rule 431 under the Act, satisfies the requirements of Section 10 of the Act, including a price range where required by rule; neither the Bank nor the Underwriters are disqualified, by reason of subsection (f) or (g) of Rule 164 under the Act, from using, in connection with the offer and sale of the Shares, “free writing prospectuses” (as defined in Rule 405 under the Act) pursuant to Rules 164 and 433 under the Act; the Bank is not an “ineligible issuer” (as defined in Rule 405 under the Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Act with respect to the offering of the Shares and the ADSs contemplated by the Registration Statement; the parties hereto agree and understand that the content of any and all “road shows” (as defined in Rule 433 under the Act) related to the offering of the Shares and the ADSs contemplated hereby is solely the property of the Bank; the Bank has caused there to be made available at least one version of a “bona fide electronic road show” (as defined in Rule 433 under the Act) in a manner that, pursuant to Rule 433(d)(8)(ii) under the Act, causes the Bank not to be required, pursuant to Rule 433(d) under the Act, to file, with the SEC, any Road Show;
(c) as of the date of this Agreement, the Bank has an authorized and outstanding capitalization as set forth in the sections of the Registration Statement, each Preliminary Prospectus and the Prospectus entitled “Capitalization” and “Description of Capital Stock” (and any similar sections or information, if any, contained in any Permitted Free Writing Prospectus) and, after giving effect to the transactions contemplated by this Agreement (including, without limitation, the sale of Argentine Shares pursuant to the Argentine Underwriting Agreement and the Preferential Subscription Transactions), the Bank shall have an authorized and outstanding capitalization as set forth in the section of the Registration Statement and the Prospectus entitled “Capitalization” under the column “As Adjusted” (and any similar sections or information, if any, contained in any Permitted Free Writing Prospectus); all of the issued and outstanding shares of capital stock of the Bank have been, and the Shares will be at the time of purchase (or additional time of purchase if applicable), duly authorized and validly issued and are fully paid and non-assessable, have been issued in compliance with all applicable Argentine laws, rules and regulations, including, without limitation, any requirements of the Comisión Nacional de Valores (the “Argentine Securities Commission”) and the BASE, and were not issued in violation of any preemptive right, accretion right, resale right, right of first refusal or similar right; no further approval or authority of the shareholders or the Board of Directors of the Bank is required for the issuance and sale of the Shares and the ADSs pursuant to this Agreement, the sale of the Argentine Shares pursuant to the Argentine Underwriting Agreement or the conduct and consummation of the Preferential Subscription Transactions; and the ADSs are duly listed, and admitted and authorized for trading, subject to official notice of issuance and evidence of satisfactory distribution, on the NYSE;
(d) the Bank has been duly incorporated and is validly existing as a corporation under the laws of Argentina, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, each Preliminary Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, to execute and deliver this Agreement, the Argentine Underwriting Agreement, the Deposit Agreement and the Preferential Subscription Documents to which it is a party, and to carry out the terms and provisions hereof and thereof to be carried out by it;
(e) the Bank is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, either (i) have a material adverse effect on the business, properties, financial condition, results of operations or prospects of the Bank and the Subsidiaries (as hereinafter defined) taken as a whole, (ii) prevent or materially interfere with consummation of the transactions contemplated by this Agreement, the Argentine Underwriting Agreement, the Deposit Agreement or the Preferential Subscription Documents, or (iii) result in the delisting of the ADSs from the NYSE (the occurrence of any such effect or any such prevention or interference or any such result described in the foregoing clauses (i), (ii) and (iii) being herein referred to as a “Material Adverse Effect”);
(f) the Bank has no subsidiaries (as defined under the Act) other than the subsidiaries named on Schedule D annexed hereto (collectively, the “Subsidiaries”); except as disclosed in the Registration Statement, each Preliminary Prospectus and the Prospectus the Bank owns all of the issued and outstanding capital stock or ownership interests of each of the Subsidiaries; other than the capital stock of the Subsidiaries, except as disclosed in the Registration Statement, each Preliminary Prospectus and the Prospectus the Bank does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity; complete and correct copies of the charters and the bylaws of the Bank and each Subsidiary and all amendments thereto have been delivered to you, and no changes therein will be made on or after the date hereof or on or before the time of purchase or, if later, any additional time of purchase except, as described in the Registration Statement, the Preliminary Prospectus and the Prospectus, the amendment to Section 14 of the Bank’s bylaws adopted by the Bank shareholders on September 26, 2005 and pending approval by the CNV; each Subsidiary has been duly organized and is validly existing as an entity under the laws of the jurisdiction of its organization, with full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, each Preliminary Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any; each Subsidiary is duly qualified to do business as a foreign entity and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect; each Subsidiary is in compliance in all respects with the laws, orders, rules, regulations and directives issued or administered by such jurisdictions, except where the failure to be in compliance would not, individually or in the aggregate, have a Material Adverse Effect; all of the outstanding shares of capital stock or ownership interests of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in compliance with all applicable securities laws, were not issued in violation of any preemptive right, accretion right, resale right, right of first refusal or similar right and, except as disclosed in the Registration Statement, each Preliminary Prospectus and the Prospectus are owned by the Bank subject to no security interest, other encumbrance or adverse claims; no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding; the Bank has no “significant subsidiary”, as that term is defined in Rule 1-02(w) of Regulation S-X under the Act, other than Nuevo Banco Suquía S.A. (“Suquía”);
(g) this Agreement and the Argentine Underwriting Agreement have been duly authorized, executed and delivered by the Bank;
(h) the Shares have been duly and validly authorized and, when issued and delivered against payment therefor as provided in this Agreement and the Argentine Underwriting Agreement, respectively, will be duly and validly issued, fully paid and non-assessable and free of statutory and contractual preemptive rights, accretion rights, resale rights, rights of first refusal and similar rights;

the Shares, when issued and delivered against payment therefor as provided in this Agreement, will be free of any restriction upon the voting or transfer thereof pursuant to the Bank’s bylaws or other governing documents or any agreement or other instrument to which the Bank or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected;
(i) the Deposit Agreement has been duly authorized by the Bank and, when executed and delivered by the Bank, assuming the authorization, execution and delivery by the other parties thereto, will constitute the legal, valid and binding obligation of the Bank, enforceable against the Bank in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and to general principles of equity (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law);
(j) upon the due and valid issuance by the Depositary of the ADRs evidencing the ADSs against the deposit of Shares in respect thereof in accordance with the Deposit Agreement, the ADSs evidenced by such ADRs will be duly and validly issued and the persons in whose names such ADSs are registered will be entitled to the rights of registered holders of ADSs specified in the Deposit Agreement; and, except as disclosed in the Registration Statement, each Preliminary Prospectus and the Prospectus, there are no limitations on the rights of holders of ADSs or ADRs evidencing ADSs to hold or vote or transfer their respective securities;
(k) each of the Preferential Subscription Documents to which the Bank is a party has been duly authorized by the Bank, and when executed and delivered by the Bank, assuming the authorization, execution and delivery by the other parties thereto, will constitute the legal, valid and binding obligation of the Bank, enforceable against the Bank in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and to general principles of equity (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law);
(l) the capital stock of the Bank, including the Shares and the Argentine Shares, and the Deposit Agreement and the ADSs, conform in all material respects to the description thereof contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus; and, except as disclosed in the Registration Statement, each Preliminary Prospectus and the Prospectus the holders of the Shares or the Argentine Shares will not be subject to personal liability by reason of being such holders;
(m) neither the Bank nor any of the Subsidiaries is in breach or violation of or in default under (nor has any event occurred which with notice, lapse of time or both would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (i) its respective charter or bylaws or equivalent constituent documents, or (ii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Bank or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, or (iii) any federal, state, local or foreign law, regulation or rule, or (iv) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the BASE and the NYSE), or (v) any decree, judgment or order applicable to the Bank or any of the Subsidiaries or any of their respective properties, except in the case of clauses (ii), (iii), (iv) or (v) above, where such conflict, breach, violation or default would not, individually or in the aggregate, have a Material Adverse Effect; and the execution, delivery and performance of this Agreement, the Deposit Agreement, the Argentine Underwriting Agreement and the Preferential Subscription Documents to which the Bank is a party and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the issuance and sale of the Shares, the ADSs and the Argentine Shares and the conduct and consummation of the Preferential Subscription Transactions, will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Bank or any Subsidiary pursuant to (i) the charter or bylaws or equivalent constituent documents of the Bank or any of the Subsidiaries, or (ii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Bank or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, or (iii) any federal, state, local or foreign law, regulation or rule (including, without limitation, any requirements of the Argentine Securities Commission and the Banco Central de la República Argentina (the “Central Bank of Argentina”)), or (iv) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the BASE and the NYSE), or (v) any decree, judgment or order applicable to the Bank or any of the Subsidiaries or any of their respective properties;
(n) no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the BASE and the NYSE), or approval of the shareholders of the Bank is required in connection with the consummation by the Bank of the transactions contemplated by this Agreement, the Argentine Underwriting Agreement, the Deposit Agreement or the Preferential Subscription Documents to which the Bank is a party, including, without limitation, the issuance and sale of the Shares, the ADSs and the Argentine Shares and the conduct and consummation of the Preferential Subscription Transactions, other than (i) as may be required and will have been obtained from the Argentine Securities Commission and the BASE relating to the offering and listing of the Shares, the ADSs and the Argentine Shares as contemplated by this Agreement, the Argentine Underwriting Agreement and the Preferential Subscription Documents, (ii) as may be required and will have been obtained from the Argentine Securities Commission and BASE relating to the payment of fees, commissions and reimbursement of expenses pursuant to this Agreement and the Deposit Agreement, (iii) registration of the Shares and the ADSs under the Act, which has been effected, and (iv) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares and the ADSs are being offered by the Underwriters or under the rules and regulations of the National Association of Securities Dealers, Inc. (the “NASD”);
(o) except as expressly set forth in the Registration Statement, each Preliminary Prospectus and the Prospectus, (i) after consummation of the Preferential Subscription Transactions as described therein (x) no person has the right, contractual or otherwise, to cause the Bank to issue or sell to it any Class B Shares or shares of any other capital stock or other equity interests of the Bank and (y) no person has any preemptive rights, accretion rights, resale rights, rights of first refusal or other rights to purchase any Class B Shares or shares of any other capital stock of or other equity interests in the Bank and (ii) no person has the right to act as an underwriter or as a financial advisor to the Bank in connection with the offer and sale of the Shares, the ADSs and the Argentine Shares, in the case of each of the foregoing clauses (i) and (ii), whether as a result of the filing or effectiveness of the Registration Statement, the sale of the Shares, the ADSs and the Argentine Shares as contemplated in this Agreement or in the Argentine Underwriting Agreement, the conduct and consummation of the Preferential Subscription Transactions or otherwise; no person has the right, contractual or otherwise, to cause the Bank to register under the Act any Class B Shares or shares of any other capital stock of or other equity interests in the Bank, or to include any such shares or interests in the Registration Statement or the offering contemplated thereby, whether as a result of the filing or effectiveness of the Registration Statement, the sale of the Shares, the ADSs and the Argentine Shares as contemplated in this Agreement or in the Argentine Underwriting Agreement, the conduct and consummation of the Preferential Subscription Transactions or otherwise;
(p) each of the Bank and the Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary licenses, authorizations, consents and approvals from other persons, in order to conduct its respective business; neither the Bank nor any of the Subsidiaries is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Bank or any of the Subsidiaries, except where such violation, default, revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect;
(q) all legal or governmental proceedings, affiliate transactions, off-balance sheet transactions (including, without limitation, transactions related to, and the existence of, “variable interest entities” within the meaning of Financial Accounting Standards Board Interpretation No. 46), contracts, licenses, agreements, properties, leases or documents of a character required to be described in the Registration Statement, any Preliminary Prospectus and the Prospectus or to be filed as an exhibit to the Registration Statement have been so described or filed as required;
(r) there are no actions, suits, claims, investigations or proceedings pending or, to the knowledge of the Bank, threatened or contemplated to which the Bank or any of the Subsidiaries or any of their respective directors or officers is or would be a party or of which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or before or by any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the BASE and the NYSE), except any such action, suit, claim, investigation or proceeding which would not result in a judgment, decree or order having, individually or in the aggregate, a Material Adverse Effect;
(s) Ernst & Young LLP, whose reports on the consolidated financial statements of the Bank and the Subsidiaries and the consolidated financial statements of Suquía and its subsidiaries are included in the Registration Statement, each Preliminary Prospectus and the Prospectus, are independent public accountants within the meaning of the rules and regulations of the Argentine Securities Commission and are independent registered public accountants as required by the Act and by the rules of the Public Company Accounting Oversight Board;
(t) the financial statements of the Bank and the Subsidiaries included in the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus,

together with the related notes and schedules, present fairly the consolidated financial position of the Bank and the Subsidiaries as of the dates indicated and the consolidated results of operations and cash flows of the Bank and the Subsidiaries for the periods specified and have been prepared in conformity with the Central Bank of Argentina’s accounting rules (“Argentine Central Bank Accounting Rules”) applied on a consistent basis during the periods involved; the financial information of the Bank and the Subsidiaries included in the Registration Statement, any Preliminary Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, that is described as having been prepared in conformity with generally accepted accounting principles in the United States (“U.S. GAAP”) presents fairly the consolidated financial position of the Bank and the Subsidiaries as of the dates indicated and the consolidated results of operations and cash flows of the Bank and the Subsidiaries for the periods specified and have been prepared in compliance with the requirements of the Act and Exchange Act and in conformity with U.S. GAAP applied on a consistent basis during the periods involved; the financial statements of Suquía and its subsidiaries included in the Registration Statement, any Preliminary Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, together with the related notes and schedules, present fairly the consolidated financial position of Suquía and its subsidiaries as of the dates indicated and the consolidated results of operations and cash flows of Suquía and its subsidiaries for the periods specified and have been prepared in conformity with the Argentine Central Bank Accounting Rules applied on a consistent basis during the periods involved; the financial information of Suquía and its subsidiaries included in the Registration Statement, any Preliminary Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, that is described as having been prepared in conformity with U.S. GAAP presents fairly the consolidated financial position of Suquía and its subsidiaries as of the dates indicated and the consolidated results of operations and cash flows of Suquía and its subsidiaries for the periods specified and have been prepared in compliance with the requirements of the Act and Exchange Act and in conformity with U.S. GAAP applied on a consistent basis during the periods involved; all pro forma financial statements or data included in the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus comply with the requirements of Regulation S-X of the Act, including, without limitation, Article 11 thereof, and the assumptions used in the preparation of such pro forma financial statements and data are reasonable, the pro forma adjustments used therein are appropriate to give effect to the transactions or circumstances described therein and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements and data; the other financial and statistical data set forth in the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus are accurately and fairly presented and prepared on a basis consistent with the financial statements and books and records of the Bank; there are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, any Preliminary Prospectus and the Prospectus (including, without limitation, as required by Rules 3-12 or 3-05 or Article 11 of Regulation S-X under the Act) that are not included as required; and the statistical information required by SEC Industry Guide 3 included in the Registration Statement, any Preliminary Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, presents fair ly in all material respects the information set forth therein, is in compliance in all material respects with the Act and such Guide 3, and is consistent in all material respects with the Bank’s financial statements included in the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus;
(u) subsequent to the time of execution of this Agreement or, if earlier, the respective dates as of which information is given in the Registration Statement, each Preliminary Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, in each case excluding any amendments or supplements to the foregoing made after the execution of this Agreement, there has not been (i) any material adverse change, or any development involving a prospective material adverse change, in the business, properties, management, financial condition or results of operations of the Bank and the Subsidiaries taken as a whole, (ii) any transaction which is material to the Bank and the Subsidiaries taken as a whole, (iii) any obligation, direct or contingent (including any off-balance sheet obligations), incurred by the Bank or any Subsidiary, which is material to the Bank and the Subsidiaries taken as a whole, (iv) any change in the capital stock or outstanding indebtedness of the Bank or any Subsidiaries or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Bank or any Subsidiary;
(v) the Bank has obtained for the benefit of the Underwriters the agreement (a “Lock-Up Agreement”), in the form set forth as Exhibit A hereto, of each of its directors, each of its senior management listed therein and each of the Selling Shareholders;
(w) neither the Bank nor any Subsidiary is, and at no time during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares and ADSs will any of them be, and after giving effect to the offering and sale of the Shares and the Argentine Shares and the conduct and consummation of the Preferential Subscription Transactions neither of them will be, an “investment company” or an entity “controlled” by an “investment company”, as such terms are defined in the U.S. Investment Company Act of 1940, as amended (the “Investment Company Act”);
(x) except as disclosed in the Registration Statement, each Preliminary Prospectus and the Prospectus, the Bank, and each of the Subsidiaries, has good and marketable title to all property (real and personal) described in the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus as being owned by each of them, free and clear of all liens, claims, security interests or other encumbrances; and all the property described in the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus as being held under lease by the Bank or a Subsidiary is held thereby under valid, subsisting and enforceable leases, except with such exceptions as would not result in a Material Adverse Effect;
(y) the Bank and the Subsidiaries own, or have obtained valid and enforceable licenses for, or other rights to use, the inventions, patent applications, patents, trademarks (both registered and unregistered), tradenames, service names, copyrights, trade secrets and other proprietary information described in the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus as being owned or licensed by them or which are necessary for the conduct of their respective businesses as currently conducted or as proposed to be conducted, except where the failure to own, license or have such rights would not, individually or in the aggregate, have a Material Adverse Effect (collectively, “Intellectual Property”); (i) there are no third parties who have or, to the knowledge of the Bank after due inquiry, will be able to establish rights to any Intellectual Property, except for, and to the extent of, the ownership rights of the owners of the Intellectual Property which the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus disclose is licensed to the Bank; (ii) there is no infringement by third parties of any Intellectual Property; (iii) there is no pending or to the knowledge of the Bank threatened action, suit, proceeding or claim by others challenging the Bank’s rights in or to any Intellectual Property, and the Bank is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim; (iv) there is no pending or to the knowledge of the Bank threatened action, suit, proceeding or claim by others challenging the validity, enforceability or scope of any Intellectual Property, and the Bank is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim; (v) there is no pending or to the knowledge of the

Bank threatened action, suit, proceeding or claim by others that the Bank or any Subsidiary infringes or otherwise violates any patent, trademark, tradename, service name, copyright, trade secret or other proprietary rights of others, and the Bank is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim, except where such action, suit, proceeding or claim would not result in a Material Adverse Effect; (vi) the Bank and the Subsidiaries have complied with the terms of any agreement pursuant to which Intellectual Property has been licensed to the Bank or any Subsidiary, and all such agreements are in full force and effect; and (vii) there is no patent or patent application that contains claims that interfere with the issued or pending claims of any of the Intellectual Property or that challenges the validity, enforceability or scope of any of the Intellectual Property;
(z) except as described in the Registration Statement, each Preliminary Prospectus and the Prospectus, no labor dispute with the employees of the Bank or any Subsidiary exists or, to the knowledge of the Bank after due inquiry, is threatened or imminent that would, individually or in the aggregate, have a Material Adverse Effect;
(aa) the Bank and the Subsidiaries and their properties, assets and operations each is in compliance with, and holds all permits, authorizations and approvals required under, Environmental Laws (as defined below), except to the extent that failure to so comply or to hold such permits, authorizations or approvals would not, individually or in the aggregate, have a Material Adverse Effect; there are no past, present or, to the knowledge of the Bank after due inquiry, reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any material costs or liabilities to the Bank or any Subsidiary under, or to interfere with or prevent compliance by the Bank or any Subsidiary with, Environmental Laws; except as would not, individually or in the aggregate, have a Material Adverse Effect, neither the Bank nor any of the Subsidiaries (i) is the subject of any investigation, (ii) has received any notice or claim, (iii) is a party to or affected by any pending or to the knowledge of the Bank threatened action, suit or proceeding, (iv) is bound by any judgment, decree or order or (v) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below) (as used herein, “Environmental Law” means any federal, state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and “Hazardous Materials” means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law);
(bb) all tax returns required to be filed by the Bank or any of the Subsidiaries have been timely filed, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been timely paid, other than those being contested in good faith and for which adequate reserves have been provided and those that would not, individually or in the aggregate, result in a Material Adverse Effect;
(cc) the Bank, and each of the Subsidiaries, maintains insurance covering its properties, operations, personnel and businesses as the Bank reasonably deems adequate; such insurance insures against such losses and risks to an extent which is adequate in accordance with customary industry practice to protect the Bank and the Subsidiaries and their businesses; all such insurance is fully in force on the date hereof and will be fully in force at the time of purchase and any additional time of purchase; neither the Bank nor any Subsidiary has reason to believe that it will not be able to renew any such insurance as and when such insurance expires;
(dd) neither the Bank nor any of the Subsidiaries has sustained since the date of the last audited financial statements of the Bank and the Subsidiaries included in the Registration Statement, each Preliminary Prospectus and the Prospectus any loss or interference with its respective business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree;
(ee) neither the Bank nor any Subsidiary has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus, or referred to or described in or filed as an exhibit to, the Registration Statement, and no such termination or non-renewal has been threatened by the Bank or any Subsidiary or, to the knowledge of the Bank after due inquiry, any other party to any such contract or agreement;
(ff) the Bank, and each of the Subsidiaries, maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with Argentine Central Bank Accounting Rules and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;
(gg) the Bank has established and maintains and evaluates “disclosure controls and procedures” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act) and “internal control over financial reporting” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Bank, including its consolidated subsidiaries, is made known to the Bank’s Chief Executive Officer and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Bank’s auditors and the Audit Committee of the Board of Directors of the Bank have been advised of: (i) any significant deficiencies in the design or operation of internal controls which could adversely affect the Bank’s ability to record, process, summarize, and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Bank’s internal controls; any material weaknesses in internal controls have been identified for the Bank’s auditors; and the Bank has taken all necessary actions to ensure that, upon and at all times after effectiveness of the Registration Statement, the Bank and the Subsidiaries and their respective officers and directors, in their capacities as such, will be in compliance in all material respects with the provisions of the U.S. Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder;
(hh) Other than loans exempted under Rule 13k-1 of the Exchange Act, the Bank has not, directly or indirectly, including through any Subsidiary, extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Bank, or to or for any family member or affiliate of any director or executive officer of the Bank;
(ii) each “forward-looking statement” (within the meaning of Section 27A of the Act or Section 21E of the Exchange Act) contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus has been made or reaffirmed with a reasonable basis and has been disclosed in good faith;
(jj) all market-related data included in the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus are based on or derived from sources that the Bank believes to be reliable and accurate, and the Bank has obtained the written consent to the use of such data from such sources to the extent required;
(kk) neither the Bank nor any of the Subsidiaries nor, to the knowledge of the Bank, any director, officer, agent, employee or affiliate of the Bank or any of the Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the U.S. Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “Foreign Corrupt Practices Act”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the Foreign Corrupt Practices Act) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the Foreign Corrupt Practices Act; and the Bank, the Subsidiaries and, to the knowledge of the Bank, its affiliates have conducted their businesses in compliance with the Foreign Corrupt Practices Act and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith;
(ll) the operations of the Bank and the Subsidiaries are and have been conducted at all times in compliance with applicable requirements in Argentina in connection with the Money Laundering Law No. 25,246, as amended; Decrees No. 169/2001 and 1500/2001; the Resolutions of the Financial Information Unit, in particular Resolution No. 2/2002; Communications No. A4353, A4383 and A4424 of the Central Bank of Argentina and any amendments thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Argentine governmental agency (collectively, the “Argentine Money Laundering Regulations”); and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator or non-governmental authority involving the Bank or any of the Subsidiaries with respect to the Argentine Money Laundering Regulations is pending or, to the best knowledge of the Bank, threatened;
(mm) neither the Bank nor any of the Subsidiaries nor, to the knowledge of the Bank, any director, officer, agent, employee or affiliate of the Bank or any of the Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Bank will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC;
(nn) no Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Bank, from making any other distribution on such Subsidiary’s capital stock, from repaying to the

Bank any loans or advances to such Subsidiary from the Bank or from transferring any of such Subsidiary’s property or assets to the Bank or any other Subsidiary of the Bank, except as described in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus;
(oo) immediately after the issuance and sale of the Shares, the ADSs and the Argentine Shares as contemplated in this Agreement and in the Argentine Underwriting Agreement, and the conduct and consummation of the Preferential Subscription Transactions, no shares of preferred stock of the Bank shall be issued or outstanding; and the issuance and sale of the Shares, the ADSs and the Argentine Shares as contemplated in this Agreement and in the Argentine Underwriting Agreement, and the conduct and consummation of the Preferential Subscription Transactions, will not cause any holder of any shares of capital stock, securities convertible into or exchangeable or exercisable for capital stock or options, warrants or other rights to purchase capital stock or any other securities of the Bank to have any right to acquire any shares of preferred stock of the Bank;
(pp) the Bank is in compliance with the rules of the NYSE, including, without limitation, the requirements for initial and continued listing of the ADSs on the NYSE; and the Class B Shares are listed on the BASE and the Bank has not received any notice of any proceedings relating to the delisting of the Class B Shares from such stock exchange;
(qq) except pursuant to this Agreement and the Argentine Underwriting Agreement, neither the Bank nor any of the Subsidiaries has incurred any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the Argentine Underwriting Agreement or the consummation of the transactions contemplated hereby or thereby or by the Prospectus;
(rr) neither the Bank nor any of the Subsidiaries nor any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Bank to facilitate the sale or resale of the Shares, the ADSs or the Argentine Shares;
(ss) to the Bank’s knowledge after due inquiry, there are no affiliations or associations between (i) any member of the NASD and (ii) the Bank or any of the Bank’s officers, directors or 5% or greater securityholders or any beneficial owner of the Bank’s unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date the Registration Statement was initially filed with the SEC, except as set forth in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus;
(tt) this Agreement, the Argentine Underwriting Agreement and the Deposit Agreement are, and all Preferential Subscription Documents to which the Bank is a party are or shall be, in proper legal form under the laws of Argentina for the enforcement thereof in Argentina against the Bank, and to ensure the legality, validity, enforcement or admissibility into evidence of this Agreement, the Deposit Agreement or any of the Preferential Subscription Documents to which the Bank is a party in Argentina, it is not necessary that this Agreement, the Deposit Agreement, any Preferential Subscription Documents or any other document related hereto or thereto be filed, registered or recorded with or executed or notarized before any court or other authority in Argentina or that any tax or fee be paid in Argentina on or in respect of this Agreement, the Deposit Agreement, any Preferential Subscription Documents or any other document, other than court costs, including

(without limitation) filing fees and except that a certified Spanish translation by a sworn public translator is required for each document in a language other than the Spanish language sought to be enforced in the courts of Argentina;
(uu) except as otherwise disclosed in the Registration Statement, each Preliminary Prospectus and the Prospectus, there is no tax, duty, levy, impost, deduction, charge or withholding imposed by Argentina or any political subdivision thereof or taxing authority therein either (a) on or by virtue of the Bank’s execution, delivery, performance or enforcement of this Agreement, the Argentine Underwriting Agreement, the Deposit Agreement, all the Preferential Subscription Documents to which the Bank is a party or of any other document to be furnished hereunder or thereunder, other than a court tax of 3% of the amount in controversy imposed with respect to the initiation of any judicial proceeding to enforce this Agreement, the Argentine Underwriting Agreement, the Deposit Agreement or any of the Preferential Subscription Documents to which the Bank is a party in the City of Buenos Aires or (b) on any payment to be made pursuant to this Agreement or the Argentine Underwriting Agreement (other than withholding income tax or value added tax on commissions payable to Argentine entities), or the Deposit Agreement or any of the Preferential Subscription Documents to which the Bank is a party, or on payments by the Bank to any holder of Shares or the ADSs; under current and, to the knowledge of the Bank after due inquiry, proposed or pending, Argentine law and regulations, dividends, either in cash or any other form, paid on the Class B Shares (including the Shares) or the ADSs are not subject to any Argentine withholding or any other tax, except as otherwise described in the Registration Statement, each Preliminary Prospectus and the Prospectus;
(vv) the Bank has the power to submit, and pursuant to Section 16 of this Agreement has legally, validly, effectively and irrevocably submitted, to the jurisdiction of any federal or state court in the State of New York, County of New York, and has the power to designate, appoint and empower, and pursuant to Section 16 of this Agreement has legally, validly and effectively designated, appointed and empowered, an agent for service of process in any suit or proceeding based on or arising under this Agreement in any federal or state court in the State of New York;
(ww) except as otherwise described in the Registration Statement, each Preliminary Prospectus and the Prospectus, no exchange control authorization or any other authorization, approval, consent or license of any governmental authority or agency is required for the payment by the Bank to holders of the Shares or ADSs pursuant to the terms of the Deposit Agreement or the ADRs of any amounts in United States dollars; and
(xx) none of the Bank, its affiliates or any person acting on their behalf has, directly or indirectly, made any offers or sales of any preemptive rights or accretion rights, pursuant to the Preferential Subscription or otherwise, under circumstances that would require registration under the Act.
In addition, any certificate signed by any officer of the Bank or any of the Subsidiaries and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Shares and the ADSs and the Preferential Subscription Transactions shall be deemed to be a representation and warranty by the Bank or Subsidiary, as the case may be, as to matters covered thereby, to each Underwriter.
4. Representations and Warranties of the Selling Shareholders. Each Selling Shareholder, severally and not jointly, further represents and warrants to each of the Underwriters that:

(a) such Selling Shareholder has, and will have, valid and marketable title to the Shares to be sold by such Selling Shareholder hereunder and to the Argentine Shares to be sold by the Selling Shareholder pursuant to the Argentine Underwriting Agreement; upon the sale of such Shares to the Underwriters pursuant to this Agreement (whether the time of purchase or any additional time of purchase, as the case may be), all right, title and interest in such Shares will be transferred to the Underwriters free and clear of any claim, lien, encumbrance, security interest, community property right, restriction on transfer or other defect in title; upon the sale of such Argentine Shares to the Argentine Underwriters pursuant to the Argentine Underwriting Agreement, all right, title and interest in such Argentine Shares will be transferred to the Argentine Underwriters free and clear of any claim, lien, encumbrance, security interest, community property right, restriction on transfer or other defect in title;
(b) such Selling Shareholder has valid and marketable title to the Selling Shareholders’ Preemptive Rights to be assigned by such Selling Shareholder pursuant to the Preemptive Rights Assignment Agreement; all right, title and interest in such Selling Shareholders’ Preemptive Rights have been transferred to the Underwriters free and clear of any claim, lien, encumbrance, security interest, community property right, restriction on transfer or other defect in title; and, upon the exercise of such Selling Shareholders’ Preemptive Rights by the Underwriters at the time of purchase pursuant to the Preemptive Rights Exercise Agreement and this Agreement, the Underwriters will acquire all right, title and interest in the Firm Shares to be issued and sold by the Bank hereunder free and clear of any claim, lien, encumbrance, security interest, community property right, restriction on transfer or other defect in title;
(c) such Selling Shareholder has and, at the time of delivery of the Shares to be sold by such Selling Shareholder pursuant to this Agreement (whether the time of purchase or any additional time of purchase, as the case may be), at the times of delivery of the Argentine Shares to be sold by such Selling Shareholder pursuant to the Argentine Underwriting Agreement, and at the time of settlement, if any, of the Standby Subscription Obligation by such Selling Shareholder, will have full legal right, power and capacity, and all authorizations and approvals required by law (other than those imposed by the Act and state securities or blue sky laws), to (i) enter into this Agreement, the Argentine Underwriting Agreement, the Escrow Agreement the Custody Agreement (as defined below) and all Preferential Subscription Documents to which such Selling Shareholder is a party and to execute the Power of Attorney, (ii) sell, assign, transfer and deliver such Shares, ADSs and Argentine Shares in the manner provided in this Agreement and the Argentine Underwriting Agreement, (iii) deposit such Shares (including, without limitation, Shares subject to the Over-Allotment Option) in the Caja de Valores account(s) designated by the Managing Underwriters as described in the Custody Agreement, (iv) assign and transfer to the Underwriters the Selling Shareholders’ Preemptive Rights assigned by such Selling Shareholder in the manner provided in the Preemptive Rights Assignment Agreement, (v) purchase Class B Shares in the manner provided in the Standby Subscription Agreement and (vi) make the representations, warranties and agreements made by such Selling Shareholder herein and therein;
(d) this Agreement, the Argentine Underwriting Agreement, the Escrow Agreement, the custody agreement (the “Custody Agreement”), dated ___, 2006, between ___, as custodian (the “Custodian”), and the Selling Shareholders and the Power of Attorney have each been duly executed and delivered by such Selling Shareholder, and each is a legal, valid and binding agreement of such Selling Shareholder enforceable in accordance with its terms;
(e) the Preferential Subscription Documents to which such Selling Shareholders is a party have each been duly executed and delivered by such Selling Shareholder, and each is a legal, valid and binding agreement of such Selling Shareholder enforceable in accordance with its terms;
(f) the Registration Statement complied when it became effective, complies as of the date hereof and, as amended or supplemented, at the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares or ADSs, will comply, in all material respects, with the requirements of the Act; the ADS Registration Statement complied when it became effective, complies as of the date hereof and, as amended or supplemented, at the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares or ADSs, will comply, in all material respects, with the requirements of the Act; the Registration Statement did not, as of the Effective Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the ADS Registration Statement did not, as of the Effective Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; each Preliminary Prospectus complied, at the time it was filed with the SEC, and complies as of the date hereof, in all material respects with the requirements of the Act; at no time during the period that begins on the earlier of the date of such Preliminary Prospectus and the date such Preliminary Prospectus was filed with the SEC and ends at the time of purchase did or will any Preliminary Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at no time during such period did or will any Preliminary Prospectus, as then amended or supplemented, together with any combination of one or more of the then issued Permitted Free Writing Prospectuses, if any, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the Prospectus will comply, as of its date, the date that it is filed with the SEC, the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares or ADSs, in all material respects, with the requirements of the Act (including, without limitation, Section 10(a) of the Act); at no time during the period that begins on the earlier of the date of the Prospectus and the date the Prospectus is filed with the SEC and ends at the later of the time of purchase, the latest additional time of purchase, if any, and the end of the period during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares or ADSs did or will the Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; at no time during the period that begins on the date of such Permitted Free Writing Prospectus and ends at the time of purchase did or will any Permitted Free Writing Prospectus include an untrue statement of a material f act or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that such Selling Shareholder makes no representation or warranty with respect to any statement contained in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus in reliance upon and in conformity with information concerning an Underwriter and furnished in writing by or on behalf of such Underwriter through you to the Bank expressly for use in the Registration Statement, the ADS Registration Statement, such Preliminary Prospectus, the Prospectus or such Permitted Free Writing Prospectus;
(g) such Selling Shareholder has no reason to believe, after due inquiry, that the representations and warranties of the Bank contained in Section 3 hereof are not true and correct in all material respects;
(h) all information with respect to such Selling Shareholder included in the Registration Statement, any Preliminary Prospectus or the Prospectus complied and will comply with all applicable provisions of the Act and Exchange Act;
(i) such Selling Shareholder has duly and irrevocably authorized the Representatives of the Selling Shareholders, on behalf of such Selling Shareholder, to execute and deliver this Agreement, the Argentine Underwriting Agreement, the Escrow Agreement, the Preemptive Rights Assignment and the Standby Subscription Agreement and any other documents necessary or desirable in connection with the transactions contemplated hereby or thereby, to deliver the Shares and ADSs to be sold by such Selling Shareholder pursuant to this Agreement and receive payment therefor pursuant hereto and the Escrow Agreement, to deliver the Argentine Shares to be sold by such Selling Shareholder pursuant to the Argentine Underwriting Agreement, to assign the Selling Shareholders’ Preemptive Rights assigned by such Selling Shareholder in the manner provided in the Preemptive Rights Assignment Agreement and to pay for and receive the Class B Shares, if any, to be purchased by such Selling Shareholder in the manner provided in the Standby Subscription Agreement and the Escrow Agreement;
(j) the sale of the Shares to be sold by such Selling Shareholder pursuant to this Agreement is not prompted by any information concerning the Bank or any Subsidiary which is not set forth in the Registration Statement (excluding exhibits thereto), each Preliminary Prospectus and the Prospectus;
(k) neither such Selling Shareholder nor any of its affiliates has taken, directly or indirectly, any action designed to, or which has constituted or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Bank to facilitate the sale or resale of the Shares, the ADSs or the Argentine Shares;
(l) there are no affiliations or associations between any member of the NASD and such Selling Shareholder, except as set forth in the Registration Statement (excluding exhibits thereto), each Preliminary Prospectus and the Prospectus; none of the proceeds received by such Selling Shareholder from the sale of the Shares or the Argentine Shares to be sold by such Selling Shareholder pursuant to this Agreement or the Argentine Underwriting Agreement will be paid to a member of the NASD or any affiliate of such member;
(m) at the time of purchase, each additional time of purchase, and at the time of settlement, if any, of the Standby Subscription Obligation by such Selling Shareholder, all stock transfer or other taxes, if any, that are required to be paid in connection with the sale and transfer of the Shares and the ADSs to be sold by such Selling Shareholder to the several Underwriters hereunder, or the assignment and transfer to the several Underwriters of the Selling Shareholders’ Preemptive Rights assigned by such Selling Shareholder in the manner provided in the Preemptive Rights Assignment Agreement, or the purchase from the Bank of Class B Shares, if any, by such Selling Shareholder in the manner provided in the Standby Subscription Agreement, shall have been fully paid or provided for by such Selling Shareholder, and all laws imposing such taxes shall have been fully complied with;
(n) no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, court, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the BASE and the NYSE), is required in connection with the sale of the Shares, the ADSs or the Argentine Shares to be sold by such Selling Shareholder, or the assignment and transfer to the several Underwriters of the Selling Shareholders’ Preemptive Rights assigned by such Selling Shareholder in the manner provided in the Preemptive Rights Assignment Agreement, or the consummation by such Selling Shareholder of the transactions contemplated by this Agreement, the Argentine Underwriting Agreement, the Deposit Agreement, the Escrow Agreement, the Custody Agreement, the Power of Attorney or the Preferential Subscription Documents to which such Selling Shareholder is a party other than (i) as may be required and will have been obtained from the Argentine Securities Commission and the BASE relating to the offering and listing of the Shares and the Argentine Shares as contemplated by this Agreement and the Argentine Underwriting Agreement and the Preferential Subscription Documents, (ii) as may be required and will have been obtained from the Argentine Securities Commission and BASE relating to the payment of fees, commissions and reimbursement of expenses pursuant to this Agreement and the Deposit Agreement, (iii) registration of the Shares and the ADSs under the Act, which has been effected, and (iv) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares and the ADS are being offered by the Underwriters or under the rules and regulations of the NASD;
(o) such Selling Stockholder has not, prior to the execution of this Agreement, offered or sold any Shares or ADSs by means of any “prospectus” (within the meaning of the Act), or used any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Shares, in each case other than the then most recent Preliminary Prospectus;
(p) pursuant to the Custody Agreement, the Shares to be sold by such Selling Shareholder (including, without limitation, Shares subject to the Over-Allotment Option) have been placed in custody for the purpose of making delivery of such Shares in accordance with the Deposit Agreement; such Selling Shareholder agrees that (i) such Shares are for the benefit of, and coupled with and subject to the interest of, the Custodian, the Representatives of the Selling Shareholders, the Underwriters and the Bank, (ii) the arrangements made by such Selling Shareholder for custody and for the appointment of the Custodian and the Representatives of the Selling Shareholders by such Selling Shareholder are irrevocable, and (iii) the obligations of such Selling Shareholder hereunder shall not be terminated by operation of law, whether by the death, disability or incapacity of such Selling Shareholder or the occurrence of any other event; if such Selling Shareholder dies, becomes disabled or is incapacitated or if any other such event occurs before the delivery of the Shares under the Deposit Agreement, the Shares shall be delivered by the Custodian in accordance with the terms and conditions of the Power of Attorney, Custody Agreement, the Deposit Agreement and this Agreement, and actions taken by the Custodian and the Representatives of the Selling Shareholders pursuant to the Custody Agreement or the Power of Attorney shall be as valid as if the death, disability, incapacity or other event had not occurred, regardless of whether or not the Custodian or the Representatives of the Selling Shareholders, or either of them, shall have received notice thereof;
(q) the spouse, if any, of such Selling Shareholder has irrevocably granted, pursuant to the Power of Attorney, her consent, in accordance with Section 1277 of Argentina’s Código Civil, to the sale of the Shares, the ADSs and the Argentine Shares pursuant to this Agreement and the Argentine

Underwriting Agreement and to the assignment by such Selling Shareholder of the Selling Shareholders’ Preemptive Rights pursuant to the Preemptive Rights Assignment Agreement;
(r) neither the execution, delivery and performance of this Agreement, the Argentine Underwriting Agreement, the Escrow Agreement, the Custody Agreement, the Power of Attorney or any Preferential Subscription Documents to which such Selling Shareholder is a party, nor the sale by such Selling Shareholder of the Shares, the ADSs or the Argentine Shares to be sold by such Selling Shareholder pursuant to this Agreement and the Argentine Underwriting Agreement, nor the consummation of the Preferential Subscription Transactions or the other transactions contemplated hereby or thereby, will conflict with, result in any breach or violation of or constitute a default under (or constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under) (i) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder or any of its properties may be bound or affected, or (ii) any federal, state, local or foreign law, regulation or rule, or (iii) any decree, judgment or order applicable to such Selling Shareholder;
(s) this Agreement, the Argentine Underwriting Agreement and all the Preferential Subscription Documents to which such Selling Shareholder is a party are in proper legal form under the laws of Argentina for the enforcement thereof in Argentina against such Selling Shareholder, provided that to ensure the legality, validity, enforcement or admissibility into evidence of this Agreement in Argentina, it is not necessary that this Agreement, any Preferential Subscription Document or any other document related thereto be filed, registered or recorded with or executed or notarized before any court or other authority in Argentina or that any tax or fee be paid in Argentina on or in respect of this Agreement, any Preferential Subscription Document or any other document, other than court costs, including (without limitation) filing fees and except that a certified Spanish translation by a sworn public translator is required for each document in a language other than the Spanish language sought to be enforced in the courts of Argentina; and
(t) such Selling Shareholder has the power to submit, and pursuant to Section 16 of this Agreement has legally, validly, effectively and irrevocably submitted, to the jurisdiction of any federal or state court in the State of New York, County of New York, and has the power to designate, appoint and empower, and pursuant to Section 16 of this Agreement has legally, validly and effectively designated, appointed and empowered, an agent for service of process in any suit or proceeding based on or arising under this Agreement in any federal or state court in the State of New York.
     In addition, any certificate signed by any Selling Shareholder or by any Representatives of the Selling Shareholders and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Shares and the ADSs and the Preferential Subscription Transactions shall be deemed to be a representation and warranty by such Selling Shareholder as to matters covered thereby, to each Underwriter.
5. Certain Covenants of the Bank. The Bank hereby agrees:
(a) to conduct and consummate the Preferential Subscription in accordance with the terms set forth in the Registration Statement, each Preliminary Prospectus, the Prospectus and the Preferential Subscription Documents; and to sell Class B Shares, to the extent all such shares are otherwise not purchased in the Preferential Subscription, to the Selling Shareholders under the Standby

Subscription Obligation in accordance with the terms set forth in the Registration Statement, each Preliminary Prospectus and the Prospectus;
(b) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares and the ADSs for offering and sale under the securities or blue sky laws of such states or other jurisdictions as you may designate and to maintain such qualifications in effect so long as you may request for the distribution of the Shares and the ADSs; provided, however, that the Bank shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Shares and the ADSs); and to promptly advise you of the receipt by the Bank of any notification with respect to the suspension of the qualification of the Shares or the ADSs for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;
(c) to make available to the Underwriters in New York City, as soon as practicable after the Registration Statement becomes effective, and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Bank shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may request for the purposes contemplated by the Act; in case any Underwriter is required to deliver (whether physically or through compliance with Rule 172 under the Act or any similar rule) a prospectus after the nine-month period referred to in Section 10(a)(3) of the Act in connection with the sale of the Shares and the ADSs, the Bank will prepare, at its expense, promptly upon request such amendment or amendments to the Registration Statement, the ADS Registration Statement and the Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act;
(d) if, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or any post-effective amendment thereto, or the ADS Registration Statement or any post-effective amendment thereto, to be declared effective before the Shares and the ADSs may be sold, the Bank will use its best efforts to cause the Registration Statement or such post-effective amendment, or the ADS Registration Statement or any post-effective amendment thereto, as applicable, to become effective as soon as possible, and the Bank will advise you promptly and, if requested by you, will confirm such advice in writing, (i) when the Registration Statement and any such post-effective amendment thereto, or the ADS Registration Statement or any post-effective amendment thereto, as applicable, has become effective, and (ii) if Rule 430A under the Act is used, when the Prospectus is filed with the SEC pursuant to Rule 424(b) under the Act (which the Bank agrees to file in a timely manner in accordance with such Rules);

(e) to advise you promptly, confirming such advice in writing, of any request by the SEC for amendments or supplements to the Registration Statement, the ADS Registration Statement or the Exchange Act Registration Statement or any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order, suspending the effectiveness of the Registration Statement or the ADS Registration Statement and, if the SEC should enter a stop order suspending the effectiveness of the Registration Statement or the ADS Registration Statement, to use its best efforts to obtain the lifting or removal of such order as soon as possible; to advise you promptly of any proposal to amend or supplement the Registration Statement, the ADS Registration Statement or the Exchange Act Registration Statement or any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus and to provide you and Underwriters’ counsel copies of any such documents for review and comment a reasonable amount of time prior to any proposed filing and to file no such amendment or supplement to which you shall object in writing;
(f) subject to Section 5(e) hereof, to file promptly all reports and documents required to be filed by the Bank with the SEC in order to comply with the Exchange Act subsequent to the date of the Prospectus and for so long as a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with the offering or sale of the Shares and the ADSs; and to provide you, for your review and comment, with a copy of such reports and statements and other documents to be filed by the Bank pursuant to Section 13 or 15(d) of the Exchange Act during such period a reasonable amount of time prior to any proposed filing, and make such modifications as you may reasonably request; and to promptly notify you of such filing;
(g) if necessary or appropriate, to file a registration statement pursuant to, and in accordance with, Rule 462(b) under the Act and pay the applicable fees in accordance with the Act;
(h) to advise the Underwriters promptly of the happening of any event within the time during which a prospectus relating to the Shares and the ADSs is required to be delivered under the Act (whether physically or through compliance with Rule 172 under the Act or similar rule) which could require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, and, during such time, subject to Section 5(e) hereof, to prepare and furnish, at the Bank’s expense, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change;
(i) to make generally available to its security holders, and to deliver to you, an earnings statement of the Bank (which will satisfy the provisions of Section 11(a) of the Act) covering a period of twelve months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act) as soon as is reasonably practicable after the termination of such twelve-month period but in any case not later than June 30, 2007;
(j) to furnish to you two copies of the Registration Statement, as initially filed with the SEC, and of all amendments thereto (including all exhibits thereto) and sufficient copies of the foregoing (other than exhibits) for distribution of a copy to each of the other Underwriters;
(k) to the extent not available on the SEC’s EDGAR system, to furnish to you promptly and, upon request, to each of the other Underwriters for a period of five years from the date of this

Agreement (i) copies of any reports, proxy statements, or other communications which the Bank shall send to its shareholders or shall from time to time publish or publicly disseminate, (ii) copies of all annual, quarterly, transition and current reports filed with the SEC on Forms 20-F or 6-K, or such other similar forms as may be designated by the SEC, (iii) copies of documents or reports filed with any national securities exchange on which any class of securities of the Bank is listed and (iv) such other information as you may reasonably request regarding the Bank or the Subsidiaries;
(l) to furnish to you as early as practicable prior to the time of purchase and any additional time of purchase, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim and monthly consolidated financial statements, if any, of the Bank and the Subsidiaries which have been read by the Bank’s independent certified public accountants, as stated in their letter to be furnished pursuant to Section 9(d) hereof;
(m) to apply the net proceeds from the sale of the Shares in the manner set forth under the caption “Use of proceeds” in the Prospectus and to file such reports with the SEC with respect to the sale of the Shares and the application of the proceeds therefrom as may be required by Rule 463 under the Act;
(n) for a period of 180 days after the date hereof (the “Lock-Up Period”), without the prior written consent of UBS and RJ, not to (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act and the rules and regulations of the SEC promulgated thereunder, with respect to, any shares of its capital stock or ADSs representing those shares, or securities convertible into or exchangeable or exercisable for any shares of its capital stock or ADSs representing those shares, or warrants or other rights to purchase any shares of its capital stock or ADSs representing those shares or any other securities of the Bank that are substantially similar to such shares or ADSs, (ii) file or cause to be declared effective a registration statement under the Act relating to the offer and sale of any shares of its capital stock or ADSs representing those shares, or securities convertible into or exercisable or exchangeable for shares of its capital stock or ADSs representing those shares, or warrants or other rights to purchase shares of its capital stock or ADSs representing those shares or any other securities of the Bank that are substantially similar to any shares of its capital stock or ADSs representing those shares, (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of shares of its or ADSs representing those shares, or any securities convertible into or exercisable or exchangeable for shares of its capital stock or ADSs representing those shares, or warrants or other rights to purchase shares of its capital stock or ADSs representing those shares or any such securities, whether any such transaction is to be settled by delivery of shares of its capital stock or ADSs representing those shares or such other securities, in cash or otherwise or (iv) publicly announce an intention to effect any transaction specified in clause (i), (ii) or (iii), except, in each case, for (A) the registration of the Shares and the ADSs and the sales to the Underwriters pursuant to this Agreement, (B) the sale of the Argentine Shares to the Argentine Underwriters pursuant to the Argentine Underwriting Agreement and (C) the sale of Class B Shares pursuant to the Preferential Subscription Transactions as set forth in the Registration Statement, each Preliminary Prospectus and Prospectus; provided, however, that if (a) during the period that begins on the date that is fifteen (15) calendar days plus three (3) business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Bank issues an earnings release or material news or a material event relating to the Bank occurs; or (b) prior to the expiration of the Lock-Up Period, the Bank announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Section 5(o) shall continue to apply until the expiration of the date that is fifteen (15) calendar days plus three (3) business days after the date on which the issuance of the earnings release or the material news or material event occurs;
(o) prior to the time of purchase or any additional time of purchase, as the case may be, to issue no press release or other communication directly or indirectly and hold no press conferences with respect to the Bank or any Subsidiary, the financial condition, results of operations, business, properties, assets, or liabilities of the Bank or any Subsidiary, or the offering of the Shares and the ADSs, without your prior consent, which consent shall not be unreasonably withheld;
(p) not, at any time at or after the execution of this Agreement, to offer or sell any Shares or ADSs by means of any “prospectus” (within the meaning of the Act), or use any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Shares or ADSs, in each case other than the Prospectus;
(q) not to, and to cause its Subsidiaries not to, take, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Bank to facilitate the sale or resale of the Shares, the ADSs or the Argentine Shares;
(r) to use its best efforts to cause the ADSs to be listed on the NYSE and to maintain such listing;
(s) to use its best efforts to maintain the listings of the Class B Shares on the BASE and to maintain the registration of the Bank with the Argentine Securities Commission;
(t) to use its best efforts to file any documents or reports with respect to the Class B Shares or ADSs required to be file with the Argentine Securities Commission and the BASE in the time period required for such filing;
(u) to use its best efforts in cooperation with the Underwriters to permit the ADSs to be eligible for clearance and settlement through DTC;
(v) to comply with the Deposit Agreement so as to permit ADRs evidencing ADSs to be executed and delivered by the Depositary to the Underwriters for their respective accounts at closing of the purchase of the Firm Shares or the Additional Shares, as the case may be; and
(w) to furnish to the Depositary and to holders of the ADSs, directly or through the Depositary, such reports, documents and other information described in each Preliminary Prospectus and the Prospectus under the caption “Description of American Depositary Shares” in accordance with the procedures stated thereunder.
6. Certain Covenants of the Selling Shareholders. Each Selling Shareholder hereby, severally and not jointly, agrees:
(a) to the extent that there remain unsold Class B Shares offered in the Preferential Subscription, to purchase from the Bank, on the date of the settlement of the Preferential Subscription, Class B Shares in the manner provided for in the Standby Subscription Obligation, at the price per share set forth herein; and, in order to effectuate such purchase, the Selling Shareholders shall, pursuant to the terms of the Escrow Agreement, instruct the Escrow Agent to release Escrow Funds to the Bank in an amount equal to the aggregate purchase price for such shares as set forth in Standby Subscription Obligation;
(b) not, at any time at or after the execution of this Agreement, to offer or sell any Shares or ADSs by means of any “prospectus” (within the meaning of the Act), or use any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Shares or ADSs, in each case other than the Prospectus;
(c) not to take, directly or indirectly, any action designed to or which may constitute or which might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Bank to facilitate the sale or resale of the Shares, the ADSs or the Argentine Shares;
(d) to pay or cause to be paid all taxes, if any, on the transfer and sale of the Shares and the ADSs being sold by such Selling Shareholder, the assignment and transfer of the Selling Shareholders’ Preemptive Rights being assigned by such Selling Shareholder in the manner provided in the Preemptive Rights Assignment Agreement and the transfer and purchase, if any, of Class B Shares in the manner provided in the Standby Subscription Agreement;
(e) to advise you promptly, and if requested by you, to confirm such advice in writing, so long as a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares or ADSs, of (i) any material change in the Bank’s condition (financial or otherwise), prospects, earnings, business or properties, (ii) any change in information in the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus relating to such Selling Shareholder or (iii) any new material information relating to the Bank or relating to any matter stated in the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus which comes to the attention of such Selling Shareholder;
(f) prior to or concurrently with the execution and delivery of this Agreement, to execute and deliver to the Underwriters the Power of Attorney, Custody Agreement and a Lock-Up Agreement; and
(g) to deposit the Shares, in accordance with instructions provided by UBS and RJ on behalf of the Underwriters pursuant to Section 2 hereof, with the Depositary or the Depositary’s agent acting as custodian on or prior to closing of the purchase of the Firm Shares or the Additional Shares, as the case may be, in accordance with the Deposit Agreement so that the ADRs evidencing the ADSs will be executed and delivered by the Depositary to the respective accounts of the Underwriters at closing of the purchase of the Firm Shares or the Additional Shares, as the case may be.
7. Certain Covenants of the Bank and the Selling Shareholders. The Bank agrees to pay all costs, expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, the ADS Registration Statement, the Exchange Act Registration Statement, each Preliminary Prospectus, the Prospectus, each Permitted Free Writing Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Shares and the ADSs including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Shares and the ADSs to the Underwriters, (iii) the producing, word processing and/or printing of this Agreement, the Intersyndicate Agreement, any Agreement Among Underwriters, any dealer agreements, the Power of Attorney, the Custody Agreement, the Deposit Agreement, the Preferential Subscription Agreements and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and (except closing documents) to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares and the ADSs for offering and sale under state or foreign laws and the determination of their eligibility for investment under state or foreign law as aforesaid (including the legal fees and filing fees and other disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) any listing of the ADSs on any securities exchange or qualification of the ADSs for quotation on the NYSE and any registration thereof under the Exchange Act, (vi) any filing for review of the public offering of the Shares and the ADSs by the NASD, including the legal fees and filing fees and other disbursements of counsel to the Underwriters relating to NASD matters, (vii) all reasonable and duly documented fees and disbursements of the U.S. legal counsel and the Argentine legal counsel of the Underwriters; (viii) the fees and disbursements of any transfer agent or registrar, (ix) the fees and expenses of the Escrow Agent; (x) all reasonable and duly documented costs and expenses relating to due diligence investigations and presentations or meetings undertaken in connection with the marketing of the offering and sale of the Shares, the ADSs and the Argentine Shares to prospective investors and the Underwriters’ sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel, lodging and other expenses and the cost of any aircraft chartered in connection with the road show, provided, however, that any such travel costs and expenses incurred by the Underwriters shall be borne exclusively by the Underwriters, (xi) the costs and expenses of qualifying the ADSs for inclusion in the book-entry settlement system of DTC, (xii) the costs and expenses of the Preferential Subscription Transactions; and (xiii) the performance of the Bank’s and each Selling Shareholder’s other obligations hereunder.
     All payments to be made by the Bank or the Selling Shareholders to the Underwriters under this Agreement (including any deemed payment relating to the Commission) shall be made without withholding or deduction for or on account of any present or future Argentine taxes, duties or governmental charges whatsoever unless required by law. In that event, the Bank and the Selling Shareholders severally agree to pay to the Underwriters, on an after-tax basis, such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made.
8. Reimbursement of Underwriters’ Expenses. If the Shares are not delivered for any reason other than the termination of this Agreement pursuant to the fifth paragraph of Section 11 hereof or the default by one or more of the Underwriters in its or their respective obligations hereunder, the Bank and the Selling Shareholders, jointly and severally, agree that they shall, in addition to paying the amounts described in Section 7 hereof, reimburse the Underwriters for all of their out-of-pocket expenses, including the fees and disbursements of their counsel. The Selling Shareholders hereby, jointly and severally, agree that they will pay any such amounts not so paid by the Bank.
9. Conditions of Underwriters’ Obligations. The several obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Bank and each Selling Shareholder on the date hereof, at the time of purchase and, if applicable, at the additional time of purchase, the performance by the Bank and each Selling Shareholder of each of their respective obligations hereunder and to the following additional conditions precedent:
(a) The Bank and the Selling Shareholders shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Shearman & Sterling LLP, counsel for the Bank and the Selling Shareholders, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, and in form and substance satisfactory to Simpson Thacher & Bartlett LLP, counsel for the Underwriters, in the form set forth in Exhibit B hereto.
(b) The Bank and the Selling Shareholders shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Bruchou, Fernández Madero, Lombardi & Mitrani, Argentine counsel for the Bank and the Selling Shareholders, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, and in form and substance satisfactory to Simpson Thacher & Bartlett LLP, counsel for the Underwriters, in the form set forth in Exhibit C hereto.
(c) You shall have received at the time of purchase an opinion of Emmet, Marvin & Martin, LLP, counsel for the Depositary, dated the time of purchase, with executed copies for each of the other Underwriters, and in form and substance satisfactory to Simpson Thacher & Bartlett LLP, counsel for the Underwriters, in the form set forth in Exhibit D hereto.
(d) You shall have received from Ernst & Young LLP letters dated, respectively, as of (i) the time of the pricing of the offering of the Shares and ADSs on the date hereof, (ii) the date of the Prospectus and (iii) the time of purchase and, if applicable, the additional time of purchase, and addressed to the Underwriters (with executed copies for each of the Underwriters) in the forms approved by UBS and RJ, which letters shall cover, without limitation, the various financial disclosures contained in the Prospectus, each Preliminary Prospectus and the Permitted Free Writing Prospectuses, if any.
(e) You shall have received at the time of purchase and, if applicable, at the additional time of purchase, the favorable opinion of Simpson Thacher & Bartlett LLP, U.S. counsel for the Underwriters, dated the time of purchase or the additional time of purchase, as the case may be, in form and substance reasonably satisfactory to UBS and RJ.
(f) You shall have received at the time of purchase and, if applicable, at the additional time of purchase, the favorable opinion of Cabanellas, Etchebarne, Kelly & Dell’oro Maini, Argentine counsel for the Underwriters, dated the time of purchase or the additional time of purchase, as the case may be, in form and substance reasonably satisfactory to UBS and RJ.
(g) The Deposit Agreement shall be in full force and effect.
(h) The Escrow Agreement shall be in full force and effect.
(i) Each of the Preferential Subscription Documents shall be in full force and effect.
(j) Each Selling Shareholder shall have delivered to you a duly executed Power of Attorney and a duly executed Custody Agreement, in each case in form and substance satisfactory to Simpson Thacher & Bartlett LLP, counsel for the Underwriters.
(k) You shall have received each of the signed Lock-Up Agreements referred to in Section 3(u) hereof, and each such Lock-Up Agreement shall be in full force and effect at the time of purchase and the additional time of purchase, as the case may be.
(l) No Prospectus or amendment or supplement to the Registration Statement or the Prospectus shall have been filed to which you object in writing.
(m) The Registration Statement, the ADS Registration Statement and the Exchange Act Registration Statement shall become effective not later than 5:30 P.M., New York City time, on the date of this Agreement and, if Rule 430A under the Act is used, the Prospectus shall have been filed with the SEC pursuant to Rule 424(b) under the Act at or before 5:30 P.M., New York City time, on the second full business day after the date of this Agreement and any registration statement pursuant to Rule 462(b) under the Act required in connection with the offering and sale of the Shares and the ADSs shall have been filed and become effective no later than 10:00 P.M., New York City time, on the date of this Agreement.
(n) Prior to the time of purchase, and, if applicable, the additional time of purchase, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act; (ii) the Registration Statement and all amendments thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) none of the Preliminary Prospectuses or the Prospectus, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading; (iv) no Disclosure Package, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; and (v) none of the Permitted Free Writing Prospectuses, if any, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.
(o) Between the time of execution of this Agreement and the time of purchase or the additional time of purchase, as the case may be, (A) no material adverse change or any development involving a prospective material adverse change in the business, properties, management, financial condition or results of operations of the Bank and the Subsidiaries taken as a whole shall occur or become known and (B) no transaction which is material and adverse to the Bank has been entered into by the Bank or any of the Subsidiaries.
(p) The Bank will, at the time of purchase and, if applicable, at the additional time of purchase, deliver to you a certificate of its Chief Executive Officer and its Chief Financial Officer, dated the time of purchase or the additional time of purchase, as the case may be, in the form attached as Exhibit E hereto.
(q) The Selling Shareholders will, at the time of purchase or additional time of purchase, as the case may be, deliver to you a certificate signed by the Representatives of the Selling Shareholders, dated the time of purchase or the additional time of purchase, as the case may be, in the form attached as Exhibit F hereto.
(r) The Depositary shall have furnished or caused to be furnished to UBS and RJ a certificate of one of its authorized officers in the form attached as Exhibit G hereto.
(s) The Bank and each Selling Shareholder shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus as of the time of purchase and, if applicable, the additional time of purchase, as you may reasonably request.
(t) The ADSs shall have been approved for listing on the NYSE, subject only to notice of issuance at or prior to the time of purchase or the additional time of purchase, as the case may be; and the listing of the Class B Shares on the BASE shall be in full force and effect.
(u) DTC shall have accepted the Shares and the ADSs for its book-entry settlement system.
(v) The NASD shall not have raised any objection with respect to the fairness or reasonableness of the underwriting, or other arrangements of the transactions, contemplated hereby.
(w) The Bank shall have received the approvals of the Argentine Securities Commission and the BASE referred to in Section 3(m)(i) and (ii) hereof.
(x) The Selling Shareholders shall have provided notice to the Bank and to the Caja de Valores of their transfer of Shares pursuant to this Agreement and Argentine Shares pursuant to the Argentine Underwriting Agreement and of their assignment of the Selling Shareholders’ Preemptive Rights pursuant to the Preemptive Rights Assignment Agreement; and the Selling Shareholders shall have instructed the Caja de Valores to transfer the coupons representing the Selling Shareholders’ Preemptive Rights to the Underwriters and the Argentine Underwriters as set forth in the Preemptive Rights Assignment Agreement.
(y) Contemporaneously with the purchase by the Underwriters of the Shares under this Agreement, the closing of the transactions described by the Argentine Underwriting Agreement shall have occurred.
10. Effective Date of Agreement; Termination. This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.
     The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of UBS and RJ if (x) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, there has been any material adverse change or any development involving a prospective material adverse change in the business, properties, management, financial condition or results of operations of the Bank and the Subsidiaries taken as a whole, which would, in UBS’s and RJ’s judgment or in the judgment of such group of Underwriters, make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares or the ADSs on the terms and in the manner contemplated in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, or (y) since the time of execution of this Agreement, there shall have occurred: (i) a suspension or material limitation in trading in securities generally on the NYSE, the American Stock Exchange, the NASDAQ or the BASE; (ii) a suspension or material limitation in trading in the Bank’s securities on the NYSE or the BASE; (iii) a general moratorium on commercial banking activities declared by U.S. federal, New York State or Argentine authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States or Argentina; (iv) an outbreak or escalation of hostilities or acts of terrorism involving the United States or Argentina or a declaration by the United States or Argentina of a national emergency or war; (v) any other calamity or crisis or any change in financial, political or economic conditions in the United States, Argentina or elsewhere; or (vi) any change, or development involving a prospective change, in Argentine taxation affecting the Bank, the Class B Shares or the ADSs, any material change in the currency exchange rate between the U.S. dollar and the Argentine peso or the United States or Argentina impose new exchange controls, if the effect of any such event specified in clause (iv), (v) or (vi) in UBS’s and RJ’s judgment or in the judgment of such group of Underwriters makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares or the ADSs on the terms and in the manner contemplated in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any.
          If UBS and RJ or any group of Underwriters elects to terminate this Agreement as provided in this Section 10, the Bank and each other Underwriter shall be notified promptly in writing.
          If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement, or if such sale is not carried out because the Bank or the Selling Shareholders, as the case may be, shall be unable to comply with any of the terms of this Agreement, the Bank or the Selling Shareholders, as the case may be, shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 7, 8, 12 hereof), and the Underwriters shall be under no obligation or liability to the Bank or any Selling Shareholder under this Agreement (except to the extent provided in Section 12 hereof) or to one another hereunder.
          11. Increase in Underwriters’ Commitments. Subject to Sections 9 and 10 hereof, if any Underwriter shall default in its obligation to take up and pay for the Firm Shares to be purchased by it hereunder (otherwise than for a failure of a condition set forth in Section 9 hereof or a reason sufficient to justify the termination of this Agreement under the provisions of Section 10 hereof) and if the number of Firm Shares which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Firm Shares, the non-defaulting Underwriters shall take up and pay for (in addition to the aggregate number of Firm Shares they are obligated to purchase pursuant to Section 1 hereof) the number of Firm Shares agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Firm Shares shall be taken up and paid for by such non-defaulting Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Firm Shares shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm Shares set forth opposite the names of such non-defaulting Underwriters in Schedule A.
          Without relieving any defaulting Underwriter from its obligations hereunder, the Bank and the Selling Shareholders each agrees with the non-defaulting Underwriters that it will not sell any Firm Shares hereunder unless all of the Firm Shares are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Bank or selected by the Bank with your approval).
          If a new Underwriter or Underwriters are substituted by the Underwriters or by the Bank for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Bank or you shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in the Registration Statement and the Prospectus and other documents may be effected.
          The term “Underwriter” as used in this Agreement shall refer to and include any Underwriter substituted under this Section 11 with like effect as if such substituted Underwriter had originally been named in Schedule A hereto.
          If the aggregate number of Firm Shares which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the total number of Firm Shares which all Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor the Bank shall make arrangements within the five business day period stated above for the purchase of all the Firm Shares which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall terminate without further act or deed and without any liability on the part of the Bank to any non-defaulting Underwriter and without any liability on the part of any non-defaulting Underwriter to the Bank or to any Selling Shareholder. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.
12. Indemnity and Contribution.
(a) The Bank agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Bank) or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements made therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact included in any Prospectus (the term Prospectus for the purpose of this Section 12 being deemed to include any Preliminary Prospectus, the Prospectus and any amendments or supplements to the foregoing), in any Permitted Free Writing Prospectus or any amendment or supplement thereto, in any “issuer information” as defined in Rule 433 under the Act that is filed or would have been required to be filed with the Commission or in any Prospectus together with any combination of one or more of the Permitted Free Writing Prospectuses, if any, or any omission or alleged omission to state a material fact necessary in order to made the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Bank expressly for use in, such Registration Statement, Prospectus or Permitted Free Writing Prospectus.

(b) Each Selling Shareholder agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, except that such liability shall in no event exceed the amount of net proceeds received by each Selling Shareholder, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Bank) or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements made therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact included in any Prospectus, in any Permitted Free Writing Prospectus or any amendment or supplement thereto, in any “issuer information” as defined in Rule 433 under the Act that is filed or would have been required to be filed with the Commission or in any Prospectus together with any combination of one or more of the Permitted Free Writing Prospectuses, if any, or any omission or alleged omission to state a material fact necessary in order to made the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Bank expressly for use in, such Registration Statement, Prospectus or Permitted Free Writing Prospectus.
(c) If any action, suit or proceeding (each, a “Proceeding”) is brought against an Underwriter or any such person in respect of which indemnity may be sought against the Bank or any Selling Shareholder pursuant to Sections 12(a) or 12(b), such Underwriter or such person shall promptly notify the Bank or any Representative of the Selling Shareholders, as the case may be, in writing of the institution of such Proceeding and the Bank or the applicable Selling Shareholder, as the case may be, shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the Bank or any Representative of the Selling Shareholders shall not relieve the Bank or any Selling Shareholder from any liability which the Bank or such Selling Shareholder may have to any Underwriter or any such person or otherwise. Such Underwriter or such person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or of such person unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such Proceeding or the indemnifying party shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to the indemnifying party (in which case the indemnifying party shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying party and paid as incurred (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The indemnifying party shall not be liable for any settlement of any Proceeding effected without its written consent but, if settled with the written consent of the indemnifying party, the indemnifying party agrees to indemnify and hold harmless any Underwriter and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this Section 12(c), then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party (or, in the case of a Selling Shareholder, by any Representative of the Selling Shareholders) of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such indemnified party.
(d) Each Underwriter severally agrees to indemnify, defend and hold harmless the Bank, its directors and officers, each Selling Shareholder and any person who controls the Bank within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Bank, any Selling Shareholder or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Bank expressly for use in, the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Bank), a Prospectus or a Permitted Free Writing Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement, Prospectus or Permitted Free Writing Prospectus or necessary to make such information not misleading.
(e) If any Proceeding is brought against the Bank, any Selling Shareholder or any such person in respect of which indemnity may be sought against any Underwriter pursuant to Section 12(d) hereof, the Bank, such Selling Shareholder or such person shall promptly notify such Underwriter in writing of the institution of such Proceeding and such Underwriter shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such Underwriter shall not relieve such Underwriter from any liability which such Underwriter may have to the Bank, such Selling Shareholder or any such person or otherwise. The Bank, such Selling Shareholder or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Bank, such Selling Shareholder or such person unless the employment of such counsel shall have been authorized in writing by such Underwriter in connection with the defense of such Proceeding or such Underwriter shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to or in conflict with those available to such Underwriter (in which case such Underwriter shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but such Underwriter may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that such Underwriter shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). No Underwriter shall be liable for any settlement of any such Proceeding effected without the written consent of such Underwriter but, if settled with the written consent of such Underwriter, such Underwriter agrees to indemnify and hold harmless the Bank, such Selling Shareholder and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this Section 12(e), then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such indemnified party.
(f) If the indemnification provided for in this Section 12 is unavailable to an indemnified party under subsections (a), (b) or (d) of this Section 12 or insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Bank or each Selling Shareholder, as the case may be, on the one hand and the Underwriters on the other hand from the offering of the Shares and the ADSs or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Bank and the Selling Shareholders on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Bank and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Bank and the Selling Shareholders, and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate public offering price of the Shares. The relative fault of the Bank or each Selling Shareholder, as the case may be, on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Bank or any Selling Shareholder or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.
(g) The Bank, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 12 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (f) above. Notwithstanding the provisions of this Section 12, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 12 are several in proportion to their respective underwriting commitments and not joint.
(h) The indemnity and contribution agreements contained in this Section 12 and the covenants, warranties and representations of the Bank and the Selling Shareholders contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors or officers or any person (including each partner, officer or director of such person) who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Bank or any of its directors or officers or any Selling Shareholder or any person who controls the Bank within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Shares. The Bank, the Selling Shareholders and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Bank, against any of the Bank’s officers or directors in connection with the issuance and sale of the Shares, or in connection with the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus.
13. Information Furnished by the Underwriters. The statements set forth in the [last paragraph] of the cover page of the Prospectus and the statements set forth in the [eleventh, seventeenth, eighteenth, nineteenth, twentieth, twenty-first and twenty-second paragraphs] under the caption “Underwriting” in the Prospectus, only insofar as such statements relate to the amount of selling concession and reallowance or to over-allotment and stabilization activities that may be undertaken by the Underwriters, constitute the only information furnished by or on behalf of the Underwriters as such information is referred to in Sections 3 and 12 hereof. The Underwriters have not and will not use any “free writing prospectus” as defined in Rule 405 of the Act that is required to be filed with the Commission pursuant to Rule 433 of the Act other than a Permitted Free Writing Prospectus or as consented to by the Bank.
14. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram or facsimile and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to UBS Securities LLC, 299 Park Avenue, New York, NY 10171-0026, Attention: Syndicate Department and Raymond James & Associates, Inc., ___, Attention: ___; if to the Bank, shall be sufficient in all respects if delivered or sent to the Bank at the offices of the Bank at Sarmiento 447, 1041 Buenos Aires, Argentina (facsimile: ___), Attention: ___; and, if to any Selling Shareholder, shall be sufficient in all respects if delivered or sent to any Representative of the Selling Shareholder at ___(facsimile: ___), Attention: ___.
15. Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement (“Claim”), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.
16. Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Bank and the Selling Shareholders each consents to the jurisdiction of such courts and personal service with respect thereto. The Bank and the Selling Shareholders each hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against any Underwriter or any indemnified party. Each Underwriter and the Bank (on its behalf and, to the extent permitted by applicable law, on behalf of its shareholders and affiliates) and the Selling Shareholders each waive all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Bank and the Selling Shareholders each agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Bank and the Selling Shareholders and may be enforced in any other courts to the jurisdiction of which the Bank or any Selling Shareholder is or may be subject, by suit upon such judgment. Each of the Bank and the Selling Shareholders hereby appoints, without power of revocation, CT Corporation System as its agent (the “Authorized Agent”) to accept and acknowledge on its behalf service of any and all process which may be served in any action, proceeding or counterclaim in any way relating to or arising out of this Agreement. Each of the Bank and the Selling Shareholders hereby represents and warrants that the Authorized Agent has accepted such appointment and has agreed to act as said agent for service of process, and the Bank agrees to take any and all action, including the filing of any and all documents that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent shall be deemed, in every respect, effective service of process upon the Bank and the Selling Shareholders. Notwithstanding the foregoing, any action arising out of or based upon this Agreement may be instituted by any Underwriter, the partners, directors and officers of any Underwriter, or by any person who controls any Underwriter, in any court of competent jurisdiction in Argentina.
17. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters and the Bank and the Selling Shareholders and to the extent provided in Section 12 hereof the controlling persons, partners, directors and officers referred to in such Section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.
18. Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.
19. Successors and Assigns. This Agreement shall be binding upon the Underwriters and the Bank and the Selling Shareholders and their successors and assigns and any successor or assign of any substantial portion of the Bank’s and any of the Underwriters’ respective businesses and/or assets.
20. Miscellaneous. UBS, an indirect, wholly owned subsidiary of UBS AG, is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of UBS AG. Because UBS is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities. Securities sold, offered or recommended by UBS are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency.
[The Remainder of This Page Intentionally Left Blank; Signatures Page Follow]

          If the foregoing correctly sets forth the understanding among the Bank, the Selling Shareholders and the several Underwriters, please so indicate in the space provided below for that purpose, whereupon this Agreement and your acceptance shall constitute a binding agreement among the Bank, the Selling Shareholders and the Underwriters, severally.

Very truly yours,

BANCO MACRO BANSUD S.A.

By:

Name:
Title:

THE SELLING SHAREHOLDERS NAMED IN SCHEDULE B HERETO

By: [representative], Attorney-in-Fact

By:

Name:
Title:

Accepted and agreed to as of the date first above written, on behalf of itself and the other several Underwriters named in Schedule A

UBS Securities LLC

By: UBS Securities LLC

By:

Name:
Title:

By:

Name:
Title:

Raymond James & Associates, Inc.

By:

Name:
Title:

SCHEDULE A

Underwriter	Number of Firm Shares
UBS SECURITIES LLC	—
RAYMOND JAMES & ASSOCIATES, INC.	—
[_________________]	—

Total	—

SCHEDULE B

	Number of Firm	Number of
	Shares	Additional Shares
Bank	—	N/A
Selling Stockholders:
Jorge Horacio Brito	—	—
Delfín Jorge Ezequiel Carballo	—	—
Fernando Andrés Sansuste	—	—
Juan Pablo Brito Devoto	—	—

Total	—	—

SCHEDULE C
Permitted Free Writing Prospectuses

SCHEDULE D
Subsidiaries

ANNEX A
[Acuerdo de Cesión de Derechos de Preferencia]

ANNEX B
[Contrato de Subscripción]

ANNEX C
[Acuerdo de Compra Condicional]

ANNEX D
[Poder]

EXHIBIT A
Lock-Up Agreement
___________ ___, 2006
UBS Securities LLC and
Raymond James & Associates, Inc.
Together with the other Underwriters
named in Schedule A to the Underwriting Agreement
referred to herein
c/o UBS Securities LLC
299 Park Avenue
New York, New York 10171-0026
Ladies and Gentlemen:
          This Lock-Up Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”) to be entered into by Banco Macro Bansud S.A., a corporation incorporated under the laws of Argentina (the “Bank”), the Selling Shareholders named therein and you and the other underwriters named in Schedule A to the Underwriting Agreement, with respect to the public offering (the “Offering”) of Class B shares, Ps.1 par value per share (the “Class B Shares”), of the Bank. Capitalized terms not defined herein shall have the meaning given to them in the Underwriting Agreement
          In order to induce you to enter into the Underwriting Agreement, the undersigned agrees that, for a period (the “Lock-Up Period”) beginning on the date hereof and ending on, and including, the date that is 180 days after the date of the final prospectus relating to the Offering, the undersigned will not, without the prior written consent of UBS Securities LLC and Raymond James & Associates, Inc., (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the SEC in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder (the “Exchange Act”) with respect to, any shares of capital stock of the Bank or American Depositary Shares (the “ADSs”) representing those shares, or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Bank or ADSs representing those shares, or warrants or other rights to purchase shares of capital stock of the Bank or ADSs representing those shares or any such securities, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of shares of capital stock of the Bank or ADSs representing those shares, or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Bank or ADSs representing those shares, or warrants or other rights to purchase shares of capital stock of the Bank or ADSs representing those shares or any such securities, whether any such transaction is to be settled by delivery of shares of capital stock of the Bank or ADSs representing those shares or such other securities, in cash or otherwise or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii). The foregoing sentence shall not apply to (a) the registration of or sale to the Underwriters (as defined in the Underwriting Agreement) of any Shares or ADSs pursuant to the Offering and the Underwriting Agreement, (b) the sale of the Argentine Shares to the Argentine Underwriters pursuant to the Argentine Underwriting Agreement, (c) bona fide gifts, provided the recipient thereof agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Agreement or (d) dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, provided that such trust agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Agreement. For purposes of this paragraph, “immediate family” shall mean the undersigned and the spouse, any lineal descendent, father, mother, brother or sister of the undersigned.
          In addition, the undersigned hereby waives any rights the undersigned may have to require registration of shares of capital stock or ADSs representing those shares in connection with the filing of a registration statement relating to the Offering. The undersigned further agrees that, for the Lock-Up Period, the undersigned will not, without the prior written consent of UBS Securities LLC and Raymond James & Associates, Inc., make any demand for, or exercise any right with respect to, the registration of shares of capital stock of the Bank or ADSs representing those shares, or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Bank or ADSs representing those shares, or warrants or other rights to purchase shares of capital stock of the Bank or ADSs representing those shares or any such securities.
          Notwithstanding the above, if (a) during the period that begins on the date that is fifteen (15) calendar days plus three (3) business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Bank issues an earnings release or material news or a material event relating to the Bank occurs; or (b) prior to the expiration of the Lock-Up Period, the Bank announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Lock-Up Agreement shall continue to apply until the expiration of the date that is fifteen (15) calendar days plus three (3) business days after the date on which the issuance of the earnings release or the material news or material event occurs;
          In addition, the undersigned hereby waives any and all preemptive rights, accretion rights, participation rights, resale rights, rights of first refusal and similar rights that the undersigned may have in connection with the Offering or with any issuance or sale by the Bank of any equity or other securities before the Offering, except for any such rights as have been heretofore assigned to the Underwriters under the Preemptive Rights Assignment Agreement.
          The undersigned hereby confirms that the undersigned has not, directly or indirectly, taken, and hereby covenants that the undersigned will not, directly or indirectly, take, any action designed, or which has constituted or will constitute or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Bank to facilitate the sale or resale of Class B Shares or ADSs representing those shares.
* * *
          If (i) the Bank notifies you in writing that it does not intend to proceed with the Offering, (ii) the registration statement filed with the SEC with respect to the Offering is withdrawn or (iii) for any reason the Underwriting Agreement shall be terminated prior to the “time of purchase” (as defined in the Underwriting Agreement), this Lock-Up Agreement shall be terminated and the undersigned shall be released from its obligations hereunder.

Yours very truly,

Name:

EXHIBIT A-1
LIST OF PARTIES TO EXECUTE LOCK-UP AGREEMENTS

Name	Position
1. Jorge Horacio Brito	Chairman of the Board & CEO

2. Delfín Jorge Ezequiel Carballo	Vice Chairman of the Board & CFO

3. Fernando Andrés Sansuste	Director & Chief Comptroller

4. Juan Pablo Brito Devoto	Director & Chief Accounting Officer

5. Jorge Pablo Brito	Director

6. Luis Carlos Cerolini	Director

7. Roberto Julio Eilbaum	Director

8. Alejandro Macfarlane	Director

9. Carlos Enrique Videla	Director

10. Julia Ines Carreras	Alternate Director & Operations and Technology General Manager

11. Alejandro Guillermo Henke	Alternate Director

A-1-1

EXHIBIT B
[OPINION OF SHEARMAN & STERLING LLP]

B-1

EXHIBIT C
[OPINION OF BRUCHOU, FERNANDEZ MADERO, LOMBARDI & MITRANI]

C-1

EXHIBIT D
OPINION OF EMMET, MARVIN & MARTIN, LLP
_____ __, 2006
UBS Securities LLC
Raymond James & Associates, Inc.
      as Managing Underwriters
c/o UBS Securities LLC
299 Park Avenue
New York, New York 10171-0026
Re: BANCO MARCO BANSUD S.A.
Ladies and Gentlemen:
          We are acting as counsel for The Bank of New York, as depositary, in connection with the Deposit Agreement dated as of ___, 2006 (the “Deposit Agreement”) among Banco Marco Bansud S.A. (the “Company”), The Bank of New York, as depositary (the “Depositary”), and all owners and holders from time to time of American Depositary Receipts (“ADRs”) issued thereunder.
          We are delivering this opinion at the request of the Depositary to you, as representatives of the underwriters (the “Underwriters”) named in Schedule A to the Underwriting Agreement dated ___ ___, 2006 between the Company and you, as representatives of the Underwriters, in connection with the contemplated purchases by the Underwriters of up to ___Class B shares, par value Ps. 1 per share (the “Shares”), of the Company, to be delivered in the form of Shares or American Depositary Shares (the “ADSs”) evidenced by ADRs.
          Based on the foregoing, and subject to the accuracy of the assumptions and to the qualifications set forth below, we are of the opinion that:
          (i) The Deposit Agreement has been duly authorized, executed and delivered by the Depositary and constitutes a valid and binding agreement of the Depositary enforceable against the Depositary in accordance with its terms, except as enforcement of it may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general application relating to or affecting creditors’ rights and by general principles of equity.
          (ii) Upon execution and delivery by the Depositary of ADRs evidencing the ADSs against the deposit of Shares in accordance with the provisions of the Deposit Agreement, the ADSs will be validly issued and will entitle the holders of the ADSs to the rights specified in those ADRs and in the Deposit Agreement.
          These opinions are based upon the assumptions that (a) the Deposit Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, (b) all the

D-1

Shares are duly authorized, validly issued, fully paid and non-assessable and are registered or not required to be registered in accordance with the Securities Act of 1933, as amended, and (c) all signatures on documents examined by us are genuine. In giving these opinions, we have also relied as to certain matters, without independent verification, on information obtained from public officials or officers of the Depositary.
          We are members of the New York Bar only and do not hold ourselves out as practicing under, nor do we express any opinion on or as to the effect of, any laws other than the laws of the State of New York and the Federal laws of the United States.
          We are giving the opinions set forth in this letter as of the date of this letter, and we assume no obligation to advise you of factual or legal changes which may thereafter be brought to our attention.
          These opinions are solely for the benefit of the Underwriters and may not be relied upon by any other person or entity without our prior written consent. Nothing in this letter shall be construed to create any liability for the Depositary.
Very truly yours,
EMMET, MARVIN & MARTIN, LLP

D-2

EXHIBIT E
OFFICERS’ CERTIFICATE
          Each of the undersigned, ___, Chief Executive Officer of Banco Macro Bansud S.A., a corporation incorporated under the laws of Argentina (the “Bank”), and ___, Chief Financial Officer of the Bank, on behalf of the Bank, does hereby certify pursuant to Section 9(p) of that certain Underwriting Agreement dated ___, 2006 (the “Underwriting Agreement”) between among the Bank, the Selling Shareholders named therein and, on behalf of the several Underwriters named therein, UBS Securities LLC and Raymond James & Associates, Inc. that as of ___, 2006:
1.	He has reviewed the Registration Statement, each Preliminary Prospectus, the Prospectus and each Permitted Free Writing Prospectus.

2.	The representations and warranties of the Bank as set forth in the Underwriting Agreement are true and correct as of the date hereof and as if made on the date hereof.

3.	The Bank has performed all of its obligations under the Underwriting Agreement as are to be performed at or before the date hereof.

4.	The conditions set forth in paragraphs (n) and (o) of Section 9 of the Underwriting Agreement have been met.

5.	The financial statements and other financial information in the Registration Statement, each Preliminary Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, fairly present the financial condition, results of operations and cash flows of the Bank and the Subsidiaries as of, and for, the periods therein presented.
          Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.
          In Witness Whereof, the undersigned have hereunto set their hands on this ___, 2006.

Name:

Title: Chief Executive Officer

Name:

Title: Chief Financial Officer

E-1

EXHIBIT F
CERTIFICATE OF THE REPRESENTATIVES OF THE SELLING SHAREHOLDERS
          The undersigned, ___, does hereby certify, on behalf of each Selling Shareholder (as defined in the Underwriting Agreement referred to below), pursuant to Section 9(q) of that certain Underwriting Agreement dated ___, 2006 (the “Underwriting Agreement”) among the Bank, the Selling Shareholders named therein, and the Underwriters named therein, and pursuant to the Power of Attorney, that as of ___, 2006:
1.	Each Selling Shareholder has reviewed the Registration Statement, each Preliminary Prospectus, the Prospectus and each Permitted Free Writing Prospectus.

2.	The representations and warranties of each Selling Shareholder as set forth in the Underwriting Agreement are true and correct as of the date hereof and as if made on the date hereof.

3.	Each Selling Shareholder has performed all of its obligations under the Underwriting Agreement as are to be performed at or before the date hereof.
          Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.
          In Witness Whereof, the undersigned have hereunto set their hands on this ___ ___, 2006 on behalf of each Selling Shareholder.

The Selling Shareholders named in Schedule B to the Underwriting Agreement

By: , Attorney-in-Fact

By:

Name:
Title:

F-1

EXHIBIT G
CERTIFICATE OF THE DEPOSITARY
          The undersigned, a Vice President of The Bank of New York, the Depositary (the “Depositary”) under the Deposit Agreement, dated as of ___, 2006, (the “Deposit Agreement”), among Banco Marco Bansud S.A., a company organized under the laws of Argentina (the “Company”), the Depositary and Owners and holders from time to time of American Depositary Shares, each representing ten Class B shares, par value Ps. 1 per share, of the Company (the “Shares”), issued thereunder (the “ADSs”) hereby certifies as follows:
     1. The Deposit Agreement has been duly executed and delivered in the name and on behalf of the Depositary by one of its ___, who was at the time of such execution and delivery a duly elected and appointed officer of The Bank of New York, authorized and empowered so to act and his signature on such documents is genuine.
     2. Attached hereto as Annex A is a true and complete specimen American Depositary Receipt (“ADR”), which is substantially in the form set forth in Exhibit A to the Deposit Agreement to be used to evidence the ADSs in accordance with the Deposit Agreement.
     3. The Depositary has duly executed, registered and delivered in the manner required by the Deposit Agreement, ADRs evidencing an aggregate of ___ADSs representing an aggregate ___ Shares in accordance with the instructions to the Depositary from the Company and the Selling Shareholders.
     4. Each officer referred to herein was at the date hereof, duly elected, appointed or authorized, qualified and acting as an officer or authorized signatory of the Depositary and duly authorized to perform such acts at the respective time of such acts, and the signature appearing on such ADRs will be his or her genuine signature.
     5. Attached hereto as Annex B is a true and correct copy of Section VI of the By-Laws of The Bank of New York, as amended to date.
     Capitalized terms used but not defined herein shall have the meaning ascribed thereto in the Deposit Agreement.

G-1

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this ___day of ___, 2006.

THE BANK OF NEW YORK

By:

Name: Title:
I, ___, a ___of The Bank of New York, hereby certify that ___was at the time he executed and delivered the foregoing Certificate of The Bank of New York a duly executed, qualified and acting ___of The Bank of New York, that was authorized and empowered to do so and that signature thereon is genuine.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand this ___day of ___, 2006.

By:

Name: Title:

G-2